UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒        Definitive Proxy Statement
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☐        Soliciting Material Pursuant to §240.14a-12

Western Capital Resources, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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WESTERN CAPITAL RESOURCES, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
March 29, 2010

On February 24, 2010, WERCS, a Wyoming corporation (“WERCS”), in conformity with the requirements of Section 302A.433 of the Minnesota Statutes, delivered to Western Capital Resources, Inc. (the “Company”) a demand for a special shareholder meeting together with a shareholder proposal, described below, conforming to the requirements of Section 3.3 of the Company’s Amended and Restated Bylaws. Under Minnesota law, the Company is required to convene a special meeting to consider the proposal contained in the demand notice.

Notice is hereby given that a special meeting of the shareholders of the Company will be held at the principal executive offices of the Company located at 11550 “I” Street, Suite 150, Omaha, Nebraska, on March 29, 2010, at 8:30 a.m., local time, for the purpose of considering and voting on a proposal to amend the Amended and Restated Articles of Incorporation of the Company, as amended, to make the Minnesota Control Share Acquisition Act inapplicable to the Company.

Shareholders of record at the close of business on March 4, 2010 are entitled to notice of and to vote at the meeting. Under Minnesota law, approval of the shareholder proposal at the meeting requires the affirmative vote of the holders of a majority of the voting power of:

•	all shares entitled to vote, and

•	all shares entitled to vote, excluding all “interested shares.”

Minnesota law defines “interested shares” as any common or preferred shares beneficially owned by any of the following persons: (1) the acquiring person, (2) any officer of the Company, or (3) any employee of the Company who is also a director of the Company. The accompanying Proxy Statement contains more information relating to the special meeting and provides you with a summary of the sections of the Minnesota Statutes relating to shareholder approval of the above-described proposal, as well as additional information about the parties involved.

By Order of the Board of Directors,

John Quandahl
Chief Executive Officer and President

Approximate Date of Mailing of Proxy Materials:
March 17, 2010

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be held on March 29, 2010: the Proxy Statement for the special meeting is available at http://wcr2010.investorroom.com.

Exhibits
Exhibit A – Proposed Amendment to Articles of Incorporation
Exhibit B – Voting Presumptions and Procedures
Exhibit C – Section 302A.671 and other pertinent provisions of the Minnesota Statutes
Exhibit D – Information Provided by WCR, LLC

Important Note: A proxy card and accompanying certification for voting at the special meeting is also enclosed with this Proxy Statement. Your vote is important. Please timely complete, execute and mail the enclosed proxy card and certification.

PROXY STATEMENT
OF
WESTERN CAPITAL RESOURCES, INC.

For a Special Meeting of Shareholders
to be held on March 29, 2010

This Proxy Statement is being furnished by Western Capital Resources, Inc., a Minnesota corporation, in connection with the solicitation by the Company of proxies for the purpose described in this Proxy Statement at a special meeting of shareholders to be held on Monday, March 29, 2010, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying proxy card are expected to be mailed to Company shareholders on or about March 17, 2010.  Throughout this Proxy Statement, the terms “the Company,” “Western Capital,” “we,” “our,” and “us” refer to Western Capital Resources, Inc. and its subsidiaries.

As required by Minnesota law, the special meeting will be held at the principal executive office of the Company at 11550 “I” Street, Suite 150, Omaha, Nebraska, on Monday, March 29, 2010, at 8:30 a.m., local time. The Board of Directors of the Company (the “Board”) has fixed the close of business on March 4, 2010 as the record date for determining shareholders entitled to notice of and to vote at the special meeting.

Purpose of the Special Meeting

The purpose of the special meeting is to consider and vote on whether to amend the Amended and Restated Articles of Incorporation of the Company, as amended (the “Articles of Incorporation”), to make the Minnesota Control Share Acquisition Act, codified at Minnesota Statutes, Section 302A.671, inapplicable to the Company. Such an amendment to the articles of incorporation of a Minnesota corporation is expressly permitted under subdivision 1 of the Minnesota Control Share Acquisition Act.

Under Minnesota law, the Company is required to hold the special meeting because WERCS, a Wyoming corporation, which is the holder of 10,000,000 shares of the Company’s Series A Convertible Preferred Stock (the “Series A Stock”) and 1,125,000 shares of the Company’s common stock (the “Common Stock”), has submitted a shareholder demand for the special meeting that conforms to the requirements set forth in Minnesota Statutes, Section 302A.433, and the requirements of Section 3.3 of the Company’s Amended and Restated Bylaws. In connection with the requirements for shareholder proposals set out in Section 3.3 of the Amended and Restated Bylaws, WERCS has advised us in writing that:

•	The business address of WERCS is 400 East 1st Street, PO Box 130, Casper, Wyoming 82601, attention: Mr. Lee Karavitis.

•
The “Shareholder Associated Persons” of WERCS (as defined in the Company’s Amended and Restated Bylaws) are: Robert Moberly, a resident of the State of Wyoming with a business address at 400 East 1st Street, PO Box 130, Casper, Wyoming 82601; and Mr. Lee Karavitis, a resident of the State of Wyoming with a business address at 400 East 1st Street, PO Box 130, Casper, Wyoming 82601. Messrs. Moberly and Karavitis are officers of WERCS.

•
WERCS owns, both beneficially and of record, 1,125,000 shares of Common Stock and 10,000,000 shares of Series A Stock; and no Shareholder Associated Person owns, beneficially or of record, any other shares of Company stock.

•
Neither WERCS nor any Shareholder Associated Person has entered into any hedging or other transactions or series of related transactions to mitigate risk of loss to and manage risk of stock price changes for, or to increase the voting power of, WERCS or any other Shareholder Associated Person, including but not limited to any short position or any borrowing or lending of shares of Company stock.

•
In connection with the proposal submitted for consideration at the special meeting, WERCS has entered into a Stock Purchase and Sale Agreement (as amended, the “Stock Purchase and Sale Agreement”) with WCR, LLC, a Delaware limited liability company, and for the limited purpose set forth in the Stock Purchase and Sale Agreement, Blackstreet Capital Partners (AI) II, L.P., a Delaware limited partnership, and Blackstreet Capital Partners (QP) II, L.P., a Delaware limited partnership (collectively, “BCP II”). WCR, LLC is a subsidiary of BCP II. Under the Stock Purchase and Sale Agreement, WERCS will sell to WCR, LLC all of the Common Stock and Series A Stock held by WERCS in consideration for a gross purchase price of $7,400,000 (less certain outstanding debt of the Company, and subject to a working capital adjustment), resulting in an anticipated net purchase price of approximately $5,600,000. A condition to the obligation of WCR, LLC to purchase the Company stock held by WERCS is an amendment to the Company’s Articles of Incorporation to make the Minnesota Control Share Acquisition Act inapplicable to the Company.

•
WERCS has provided the Company with a copy of the definitive Stock Purchase and Sale Agreement and has agreed to provide the Company with such additional information as may be required to ensure that disclosure to the Company’s shareholders, within this Proxy Statement, is compliant with Minnesota law and the rules of the United States Securities and Exchange Commission (the “SEC”).

•	WERCS intends to appear in person or by proxy at the special meeting to bring the proposed business before the meeting.

As more fully described below in the section entitled “Minnesota Control Share Acquisition Act,” shareholder approval for the proposal at the special meeting is a condition to WCR, LLC’s obligation to purchase Series A Stock and Common Stock from WERCS under the Stock Purchase and Sale Agreement.

Important Information

Any proxies returned, or ballots submitted at the meeting itself, without a certification specifying that the subject shares are not “interested shares” will be presumed to be “interested shares.” See “Voting Procedures at the Special Meeting” below.

The Board has determined to express no opinion and remain neutral with respect to the proposed amendment. The events preceding this determination are described below under the section titled “Background of Stock Purchase and Sale Agreement,” and the factors considered by the Board in reaching this determination are described below under the section titled “Recommendation by the Board of Directors.”

Questions and Answers

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our special meeting to be held at 8:30 a.m., local time, on Monday, March 29, 2010 at the Company’s principal executive offices located at 11550 “I” Street, Suite 150, Omaha, Nebraska, for the purpose stated in the Notice of Special Meeting of Shareholders. This solicitation is made by the Company.

Why is the Company holding this special meeting?

To vote on an amendment to the Company’s Articles of Incorporation that will make the Minnesota Control Share Acquisition Act inapplicable to the Company. The text of the proposed amendment to the Company’s Articles of Incorporation is set forth in Exhibit A attached to this Proxy Statement. Under Minnesota law, WCR, LLC would not be allowed to vote the shares of Series A Stock and Common Stock that it proposes to acquire from WERCS unless the Articles of Incorporation are amended in this manner.

Who is entitled to vote at the special meeting?

Only holders of record of our Common Stock and Series A Stock at the close of business on March 4, 2010, the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting or any adjournment or postponement of the special meeting. As of the record date, our Series A Stock and our Common Stock are the only classes of capital stock entitled to vote at the special meeting. The Series A Stock and the Common Stock will vote together as a single class at the special meeting.

What are the voting rights of shareholders?

Each share of Series A Stock and each share of Common Stock outstanding on the record date entitles its holder to cast one vote on the matter voted upon.

Who can attend the special meeting?

Only holders of our Common Stock and Series A Stock at the close of business on March 4, 2010, the record date for the special meeting, or their duly appointed proxies, are authorized to attend the special meeting. Cameras, recording devices, and other electronic devices will not be permitted at the special meeting. If you hold your shares in “street name” (that is, through a bank, broker or other nominee), you will need to bring either a copy of the brokerage statement reflecting your stock ownership as of the record date or a legal proxy from your bank or broker.

What will constitute a quorum at the special meeting?

The presence at the special meeting, in person or by proxy, of the holders of one-third of the voting power of the shares of Series A Stock and Common Stock outstanding at the close of business on March 4, 2010 will constitute a quorum permitting our shareholders to conduct business at the special meeting. We will include abstentions in the number of shares of Series A Stock and Common Stock present at the special meeting for purposes of determining a quorum. We will not include broker non-votes in the number of shares present at the meeting. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares. As of the record date, there were 10,000,000 shares of Series A Stock and 7,996,007 shares of Common Stock outstanding, totaling 17,996,007 voting shares.

How do I vote my shares of Common Stock that are held by my bank, broker or other nominee?

If you hold any or all of your shares of Common Stock through a bank, broker or other nominee, you should follow the voting instructions provided to you by the bank, broker or nominee. Specific voting procedures relating to your shares of Common Stock held through a bank, broker or other nominee will depend on their particular voting arrangements.

How do I vote?

You or your duly authorized agent may vote by completing and returning the accompanying proxy card, or you may attend the special meeting and vote in person.

May I change my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy at any time before it is exercised by submitting to our attorneys, Maslon Edelman Borman & Brand, LLP, at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, a notice of revocation or a duly executed proxy (bearing a later date) on or prior to March 26, 2010; after that date (but prior to the date of the meeting), your notice of revocation or duly executed proxy (bearing a later date) must be delivered to our President at our principal executive office located at 11550 “I” Street, Suite 150, Omaha, Nebraska 68137. You may also revoke a previously granted proxy by attending the special meeting and voting in person.

How are votes counted?

If the accompanying proxy card is properly signed and returned to us, and not revoked, it will be voted AS DIRECTED BY YOU. If you return a proxy card but do not indicate how your shares are to be voted, your proxy card will be voted as ABSTAINING from the vote at the special meeting.

How does the Board of Directors recommend that shareholders vote on the proposed amendment?

After careful consideration, including a thorough review with the Company’s legal advisors of the proposed purchase by WCR, LLC of all shares owned by WERCS, and consultation with the Company’s management, the Board has determined to express no opinion and remain neutral with respect to the amendment. The events preceding this determination are described below under the section titled “Background of Stock Purchase and Sale Agreement,” and the factors considered by the Board in reaching this determination are described below under the section titled “Recommendation by the Board of Directors.”

Since the Board has determined to remain neutral regarding the proposed amendment, why is the Company soliciting proxies from shareholders?

Although our Board has determined to remain neutral, the Board desires to provide shareholders with information concerning the proposed transaction involving WCR, LLC and WERCS. The Board also believes that it is important that shareholders be assured that the voting process for the special meeting will be handled fairly and properly.

Why is WERCS seeking approval of the proposed amendment?

WERCS has entered into a Stock Purchase and Sale Agreement with WCR, LLC in order to sell all of the Series A Stock and Common Stock owned by WERCS. As a condition to the closing of the purchase and sale of the shares of Series A Stock and Common Stock owned by WERCS, the Stock Purchase and Sale Agreement requires that the Company’s Articles of Incorporation be amended to exclude the application of the Minnesota Control Share Acquisition Act to the Company.

Why is the Company responsible for obtaining shareholder approval so that WERCS can sell its shares of Series A Stock and Common Stock under the Stock Purchase and Sale Agreement?

Minnesota law requires the Company to call a special meeting of its shareholders whenever a written demand for such a meeting is submitted to the Company by a shareholder holding 10% or more of the voting power of all shares entitled to vote, and 25% or more of the voting power of all shares entitled to vote when the purpose for calling the meeting includes the direct or indirect facilitation of a change in the composition of our Board of Directors. As a holder of 10,000,000 shares of Series A Stock and 1,125,000 shares of Common Stock, WERCS is the holder of over 61% of the voting power of all shares entitled to vote.

On February 24, 2010, WERCS delivered to the Company a demand for a special shareholder meeting together with a proposal to amend the Company’s Articles of Incorporation. WERCS’ demand letter and proposal comply with Section 302A.433 of the Minnesota Statutes (relating to the right of shareholders to demand the convocation of a special meeting) and Section 3.3 of the Company’s Amended and Restated Bylaws (relating to shareholder proposals at special meetings). Under these circumstances, the Company is required to convene a special meeting to consider the proposal accompanying WERCS’ demand notice.

If shareholders approve the proposed amendment, will I be asked to tender my Common Stock to WCR, LLC?

Neither the proposed amendment you will be voting on nor the Stock Purchase and Sale Agreement involves or contemplates any tender offer, and you are not being asked to tender any shares of Common Stock. Furthermore, WCR, LLC has advised the Company that it does not presently intend to consummate a tender offer for shares of Common Stock. Nevertheless, WCR, LLC may in the future determine to make a tender offer for shares of Common Stock.

What if the proposed amendment is not approved?

If the proposed amendment is not approved, it is possible that the purchase and sale transaction contemplated by the Stock Purchase and Sale Agreement may not be consummated. If WCR, LLC determines to consummate the transaction without having obtained shareholder approval of the amendment, it will not be allowed to vote any shares of capital stock to the extent that such shares constitute 20% or more of the voting power of all shares entitled to vote. Nevertheless, because (i) WERCS holds in excess of 61% of the voting power of all shares entitled, (ii) the shares held by WERCS are not “interested shares” under Minnesota law, and (iii) WERCS has agreed in the Stock Purchase and Sale Agreement to use its best efforts to vote in favor of the proposed amendment at the special meeting, the Company believes it is unlikely that the proposed amendment will not be approved.

If the Minnesota Control Share Acquisition Act limits the voting power of acquirers in a control share acquisition, and the shareholders of the Company have not previously approved the acquisition by WERCS of its controlling position in the Company, how can WERCS vote all of its shares of Series A Stock and Common Stock at the meeting?

Since the Minnesota Control Share Acquisition Act is an anti-takeover law, it deals with and relates only to acquisitions of voting shares from other shareholders. WERCS acquired all of its presently held shares of Series A Stock and Common Stock directly from the Company on December 31, 2007. Therefore, neither WERCS nor any of its voting shares are subject to the limitations on the voting of shares that would otherwise be imposed by the Minnesota Control Share Acquisition Act.

Why does the proxy card for the special meeting include a certification that has not been included on any prior annual or special meeting proxy cards?

Under the Minnesota Control Share Acquisition Act, the affirmative vote of the holders of a majority of the voting power entitled to vote at the meeting in person or by proxy, excluding the voting power of “interested shares,” is required for approval of the proposed amendment. The certification on the proxy card will be used for determining which shares of Company stock are “interested shares” under Minnesota law.

How do I know if I own “interested shares?”

Minnesota law defines “interested shares” as any shares of voting stock of an issuing public corporation that are beneficially owned by:

•	the acquiring person,

•	any officer of the issuing public corporation, or

•	any employee of the issuing public corporation who is also a director of the issuing public corporation.

With respect to the above, the Company has presently determined that any of the following shares of Company voting stock will constitute “interested shares” for purposes of the shareholder vote on the proposed amendment at the meeting: (i) any shares beneficially owned by WCR, LLC; (ii) any shares beneficially owned by John Quandahl, a director of the Company and formerly our President, Chief Executive and Operating Officer, and Chief Financial Officer, and (iii) any shares held by Mark Houlton, a director of the Company and formerly an employee of our payday lending business conducted through our subsidiary Wyoming Financial Lenders, Inc. Although Mr. Houlton is not presently an employee of the Company or any of its subsidiaries, as a precautionary measure the Company plans to treat his shares as if they were interested shares.  The certifications on our form of proxy will further assist the Company to identify any other shares that might be considered “interested shares” under Minnesota law.

Why are you including “interested shares” in one component of the vote required for approval of the proposed amendment, and not in the second component of the vote required for approval of the proposed amendment?

The Minnesota Control Share Acquisition Act requires us to conduct the vote in this manner. For more information, please refer to “Minnesota Control Share Acquisition Act” below.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies. Presently, we do not anticipate that we will solicit proxies by any means other than mail. We expect that banks, brokers, fiduciaries, custodians and nominees will forward proxy soliciting materials to their principals, and that we will reimburse such persons’ out-of-pocket expenses.

How can I determine the results of the voting at the special meeting?

Preliminary voting results will be announced at the special meeting, if available. Preliminary results, if necessary, and final results will be reported on a Form 8-K filed with the SEC within four days of the date of the meeting.

Whom should I contact if I have any questions?

If you have any questions about the special meeting, the proxy materials or your ownership of our Common Stock, please contact Paul D. Chestovich of Maslon Edelman Borman & Brand, LLP, counsel to the Company, at (612) 672-8305.

Voting at the Special Meeting

Any shares of voting stock subject to proxies that are returned without a certification specifying that such shares are not “interested shares” will be presumed to be “interested shares.” See “Voting Procedures at the Special Meeting” below.

At the meeting, the shareholders of Western Capital will be asked to approve a proposed amendment to our Articles of Incorporation that would exclude the application of the Minnesota Control Share Acquisition Act to the Company. For our shareholders to approve this proposed amendment, Minnesota law—specifically, Section 302A.671 subdivisions 1 and 4a—requires the affirmative vote of the holders of a majority of the voting power of:

•	all shares entitled to vote (the “First Approval”), and

•	all shares entitled to vote, excluding all “interested shares” (the “Second Approval”).

The Board has authorized, and the Company will institute, presumptions and procedures to implement the legislative mandate to exclude the voting power of interested shares in that component of the required vote described above and defined as the “Second Approval,” specifically including a requirement that each shareholder certify the number of such shareholder’s shares being voted that are eligible to vote in respect of the Second Approval. These presumptions and procedures are set forth in Exhibit B to this Proxy Statement. In the event that some but not all of a shareholder’s shares are interested shares, the shareholder should indicate the number of such shareholder’s shares being voted that are not interested shares and are therefore eligible to vote in respect of the Second Approval.

It is the Company’s position that all shares voted without a certification will be presumed to be interested shares and therefore ineligible to vote in respect of the Second Approval.

If the proposed amendment is not approved by both of the majority votes described above as the First Approval and the Second Approval, it is possible that the purchase and sale transaction contemplated by the Stock Purchase and Sale Agreement may not be consummated. If WCR, LLC nonetheless determines to consummate the transaction without having obtained shareholder approval of the amendment, it will not be allowed to vote any shares of capital stock to the extent that such shares constitute 20% or more of the voting power of all shares entitled to vote. If both the required majority votes are obtained, then the Company’s Articles of Incorporation will be amended to effect the amendment by a filing with the Minnesota Secretary of State. Because the amendment of the Company’s Articles of Incorporation is a condition to the obligation of WCR, LLC to close on the purchase of Company stock held by WERCS, we anticipate that the closing of such purchase and sale would promptly follow any adoption of the proposed amendment and corresponding filing with the Minnesota Secretary of State. Furthermore, because (i) WERCS holds in excess of 61% of the voting power of all shares entitled to vote, (ii) the shares held by WERCS are not “interested shares” under Minnesota law, and (iii) WERCS has agreed in the Stock Purchase and Sale Agreement to use its best efforts to vote in favor of the proposed amendment at the special meeting, the Company believes it is substantially likely that the proposed amendment will be approved.

A quorum for the conduct of business at the special meeting will exist if at least one-third of the voting power entitled to vote at the meeting is represented at the meeting, either in person or by proxy. The holders of a majority of the voting power represented at the meeting, whether in person or by proxy, and regardless of whether a quorum is present, may adjourn the special meeting from time to time. The Company has been advised by WERCS that it currently has no plans to move for a postponement or adjournment of the special meeting. In the event that the special meeting is not duly called to order because of the absence of a quorum, the proposed amendment would not be approved.

As of March 4, 2010, the record date for the special meeting, there were 10,000,000 shares of Series A Stock and 7,996,007 shares of Common Stock issued and outstanding. Each share of Series A Stock and Common Stock is a voting share that entitles the holder thereof to one vote on the proposal for consideration at the special meeting (provided, however, that pursuant to Minnesota law all interested shares will be excluded for purposes of determining the Second Approval). Under the Company’s Articles of Incorporation and the Certificate of Designation for the Series A Stock that comprises a portion of such articles, the Series A Stock votes together with our Common Stock as a single class.

Whether or not you plan to attend the special meeting, the Board urges you to vote your shares on the accompanying proxy card, complete the accompanying certification and return it in the enclosed envelope. The Board is expressing no opinion and is remaining neutral on the proposed amendment. You may revoke a previously granted proxy at any time before it is exercised by submitting to our attorneys, Maslon Edelman Borman & Brand, LLP, at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, a notice of revocation or a duly executed proxy (bearing a later date) on or prior to March 26, 2010; after that date (but prior to the date of the meeting), your notice of revocation or duly executed proxy (bearing a later date) must be delivered to our President at our principal executive office located at 11550 “I” Street, Suite 150, Omaha, Nebraska 68137.

You may also revoke a previously submitted proxy by voting in person at the meeting, although attendance at the meeting will not, by itself, revoke a proxy. Unless revoked in the manner set forth above, proxies received by the Company on the accompanying form will be voted at the special meeting only in accordance with the written instructions set forth on the proxy card. In the absence of written instructions, proxies in the form accompanying this Proxy Statement will be voted as ABSTAINING from voting on the proposed amendment to the Company’s Articles of Incorporation.

Any abstention from voting on a proxy that has not been revoked will be included in computing the number of voting shares present for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” the proposal. When brokers do not receive voting instructions from a customer, they are permitted to, and generally do, exercise discretionary voting authority with respect to the customer’s shares on “routine” matters being voted on at a meeting. The special meeting does not involve any “routine matters.” As a result, brokers will not be permitted to exercise discretionary voting authority on the proposed amendment and there will be no “broker non-votes” involved in the special meeting.

Common Stock and Series A Stock Outstanding and Eligible to be Voted

All outstanding Common Stock and Series A Stock will be entitled to be voted at the special meeting, with each such share being entitled to one vote per share and to vote together as a single class. As of March 4, 2010, the record date for the meeting, there were issued and outstanding 7,996,007 shares of Common Stock and 10,000,000 shares of Series A Stock, all of which are eligible to be voted on the proposed amendment to the Company’s Articles of Incorporation for purposes of the First Approval required under the Minnesota Control Share Acquisition Act.

The number of shares of Common Stock and Series A Stock eligible to be voted on the proposed amendment to the Company’s Articles of Incorporation for purposes of the Second Approval required under the Minnesota Control Share Acquisition Act, will be determined as of the time of the special meeting in the manner described in this Proxy Statement. The categories of “interested shares” that will not be eligible to be voted in the Second Approval are as follows:

1.
All shares beneficially held by the “acquiring person,” which Section 302A.011 of the Minnesota Statutes defines (in pertinent part) as “a person that makes or proposes to make a control share acquisition.” For purposes of the special meeting, we expect that WCR, LLC, and BCP II, together with any other affiliates of those entities, will be considered an “acquiring person” and therefore ineligible to have any of their shares voted for purposes of the Second Approval. Based solely on information obtained from WCR, LLC and BCP II, neither those entities nor their affiliates beneficially hold any shares of Common Stock or Series A Stock.

2.
All shares beneficially owned by any officer of the Company, which for purposes of the special meeting will prohibit the voting of any shares by John Quandahl, our President, Chief Executive and Operating Officer, and Chief Financial Officer. As of the record date, Mr. Quandahl does not beneficially own any shares of Company stock.

3.
All shares beneficially owned by any employee of the Company who is also a director of the Company. Presently, the Company has four directors, only one of which is currently an employee: Mr. John Quandahl. Mr. Quandahl does not beneficially own any shares of Company stock. A second director, Mark Houlton, was formerly an employee of our subsidiary Wyoming Financial Lenders, Inc., during the first five months of 2009. Although Mr. Houlton is not currently an employee, as a precautionary measure the Company presently plans to treat his shares as “interested shares” that are ineligible to vote for purposes of the Second Approval.

The certifications on our form of proxy card will further assist the Company to identify any other shares that might be considered “interested shares” under Minnesota law. For purposes of the above, Minnesota law provides that a person is a “beneficial owner” of shares if that person directly, or indirectly through any written or oral agreement, arrangement, relationship, understanding or otherwise, (i) has or shares the power to vote, or (ii) directs or has or shares the power to direct the voting, or (iii) has or shares the power to dispose of, or direct the disposition of, the shares.

All shares of Common Stock as to which a signed certification of eligibility, as described below under the section titled “Certification of Interested Shares,” has been provided on the proxy card or ballot (provided at the special meeting for voting in person) indicating that such shares are not interested shares will be presumed by the Company to be eligible to be voted for purposes of the Second Approval. This presumption may be rebutted if a shareholder signing the proxy card or ballot provides subsequent information indicating that some or all of the shares represented by the original proxy card or ballot are, or have become as of the special meeting, interested shares or a successful challenge is made to such certification on the basis of information available to the challenging party. It is the Company’s position that shares of Common Stock subject to a proxy card or ballot without a certification of eligibility completed by the shareholder shall be presumed to be interested shares and not eligible to be voted for purposes of the Second Approval.

Important Note: It is also the Company’s position that all shares of Common Stock which are voted on any proxy card that may be distributed by, or on behalf of, any shareholder of the Company, which do not contain a certification of eligibility similar to the one authorized on the Company’s proxy card, shall also be presumed to be interested shares unless the shareholder signing the proxy card signs and presents either (1) a proxy card bearing a later date with a signed certification of eligibility or (2) a separate certification of eligibility in substantially the form contained on the Company’s proxy card.

Voting Procedures at The Special Meeting

The Board has authorized, and the Company will institute, presumptions and procedures to govern the conduct of the special meeting as well as to implement the Minnesota legislative mandate to exclude the voting power of interested shares for purposes of the Second Approval. The material presumptions and procedures are described below and are qualified by reference to Exhibit B, which sets forth the presumptions and procedures authorized by the Board with respect to the special meeting.

The required votes needed to pass the proposed amendment are described above (see Voting at the Special Meeting) as the First Approval and the Second Approval. All shareholders will be asked on the proxy card to certify whether or not they hold “interested shares,” which are not eligible to be voted in the Second Approval.

As of March 4, 2010, there were issued and outstanding 10,000,000 shares of Series A Stock and 7,996,007 shares of Common Stock, with each share entitled to one vote and all such shares voting together as a single class. Assuming all of the issued and outstanding voting shares are represented at the special meeting in person or by proxy, the affirmative vote of a majority of the outstanding voting shares, or 8,998,004 shares, in favor of the proposed amendment would be needed to satisfy the voting requirements for the First Approval.

As of March 4, 2010, 316,667 of the 17,996,007 issued and outstanding shares of Common Stock were known to the Company to be interested shares and therefore ineligible to vote for purposes of the Second Approval. Assuming all of the issued and outstanding voting shares are represented at the special meeting in person or by proxy, and that no additional shares are determined to be interested shares, the affirmative vote of a majority of the remaining outstanding voting shares, or 8,839,670 shares, in favor of the proposed amendment would be needed to satisfy the voting requirements for the Second Approval.

As described herein, each shareholder must certify on the proxy card or a separate certification of eligibility the number of shares of Common Stock being voted that are eligible to vote in respect of the Second Approval. It is presumed that every share of Common Stock that is certified as eligible to vote in the Second Approval is eligible to vote in the Second Approval. It is presumed that every share of Common Stock not certified as eligible to vote in the Second Approval, or every share of Common Stock as to which there is no certification of eligibility, is not eligible to vote in the Second Approval.

UNDER THE PROCEDURES ADOPTED FOR THE SPECIAL MEETING, ALL SHARES OF COMMON STOCK THAT ARE VOTED WITHOUT SUCH A CERTIFICATION SHALL BE PRESUMED TO BE INELIGIBLE TO VOTE IN RESPECT OF THE SECOND APPROVAL.

Banks, brokerage houses, other institutions, nominees and fiduciaries holding shares of Common Stock beneficially owned by other parties will be requested to include this certification on all materials distributed to such beneficial owners seeking instructions from the beneficial owners as to how to vote such shares.

The Board has appointed Maslon Edelman Borman & Brand, LLP, our legal counsel and the registrar of our shares of Series A Stock, to serve as the Inspector of Election. The Board may, if it deems it appropriate, appoint a presiding inspector to oversee the Inspector of Election. The Inspector of Election will, among other things, determine whether a quorum is present, tabulate votes at the special meeting and resolve disputes, including disputes as to whether any capital shares are “interested shares.” The Company will submit, and WCR, LLC may also submit, to the Inspector of Election information that may assist in identifying which shares of Common Stock are interested shares for purposes of challenging any certification of eligibility or lack thereof made on a proxy card or ballot that the Company or WCR, LLC, on the basis of such information, may believe to be incorrect or invalid. Under procedures approved by the Board, such challenges are to be made on a timely basis prior to the certification of the vote at the special meeting. All such challenges will be resolved by the Inspector of Election. The Inspector of Election will be instructed to conduct its review and tabulation of proxies as expeditiously as possible.

All capital shares as to which a signed certification of eligibility, as described below under the section titled “Certification of Interested Shares,” has been provided on the proxy card or ballot indicating that such shares are not interested shares will be presumed by the Inspector of Election to be eligible to be voted in determining whether the proposed amendment has obtained the Second Approval.

If the Inspector of Election cannot definitively determine whether a quorum is present, the business of the special meeting will go forward, even though the final determination as to whether the quorum is present may not be completed for a number of days. If the quorum requirement is not met, the proposed amendment shall not be considered to have been approved. No other business is expected to be conducted at the special meeting.

In addition to the presumptions and procedures described above, the following customary presumptions, among others, will be applicable in connection with the special meeting:

•	proxies regular on their face are valid

•	undated but otherwise regular proxies are valid

•	ambiguities shall be resolved in favor of enfranchising shareholders and affirming the eligibility of their shares to vote

•	signatures are valid, and signatures on behalf of entities or made by mechanical device are authorized

•	in the case of shareholders who submit more than one proxy, the most recent one is valid

•	a legibly signed proxy is valid, notwithstanding discrepancies or incorrect information

•	a proxy is intended to vote all shares of the record owner, unless expressly stated to the contrary, and

•	nominees will comply with all applicable laws.

Background of Stock Purchase and Sale Agreement

In the fall of 2009, the Company retained B&L Capital, LLC, a financial-advisory and consulting firm, to make certain suggestions about the capital needs of the Company and, if possible and appropriate, make introductions to parties that might be interested in furnishing the Company with capital or engaging in a transaction. In late November 2009, B&L Capital received a draft non-binding letter of intent from Blackstreet Capital Management, LLC, on behalf of BCP II, proposing terms for a potential purchase of substantially all of the Company’s assets, consisting primarily of the Company’s ownership interest in Wyoming Financial Lenders, Inc. (the Company’s payday-lending business) and PQH Wireless, Inc. (the Company’s Cricket wireless retail business) by an affiliate of BCP II. B&L Capital promptly forwarded the draft letter to the Company.

Through the month of December, the Company’s Chief Executive Officer had occasional telephonic discussions with representatives of Blackstreet Capital Management relating to the draft non-binding letter of intent. In addition, the Company had Maslon Edelman Borman & Brand, LLP, its legal counsel, review the draft letter in late December and, following that review, the Company furnished its comments to the letter to Blackstreet Capital Management. On January 6, 2010, Blackstreet Capital Management furnished the Company with a revised draft non-binding letter of intent in response to the Company’s prior comments. Like the initial draft letter, the revised letter contemplated a purchase by an affiliate of BCP II of substantially all of the operating assets of the Company. Shortly after receipt, the Company furnished the revised letter of non-binding intent to legal counsel for review, and John Quandahl, the Company’s President, Chief Executive and Operating Officer, and Chief Financial Officer, discussed the potential transaction with legal counsel.

Mr. Quandahl then called a special meeting of the Company’s Board of Directors to discuss the revised draft non-binding letter of intent with Blackstreet Capital Management and the potential transaction.  The special meeting of the Board was held on January 10, 2010, and the Board approved the execution and delivery by the Company of the letter of intent with Blackstreet Capital Management.  As a consequence, on January 13, 2010, Western Capital executed the non-binding letter of intent with Blackstreet Capital Management to sell substantially all of its assets to an affiliate of BCP II.  The definitive non-binding letter of intent contained a customary due-diligence period, and a requirement that the parties use good faith to negotiate and approve any definitive acquisition agreement.  On January 19, 2010, the Company filed with the SEC a Current Report on Form 8-K disclosing, among other things, the fact that the Company had entered into the non-binding letter of intent with Blackstreet Capital Management.

From and after January 13, 2010, representatives of Blackstreet Capital Management conducted a due-diligence examination of the Company and its business.  This due diligence examination was conducted pursuant to the terms of a binding Non-Disclosure Agreement that Western Capital and Blackstreet Capital Management entered into shortly after the signing of the January 13, 2010 non-binding letter of intent.  The Non-Disclosure Agreement contained customary covenants respecting the disclosure and use of confidential and proprietary information of the Company collected by Blackstreet Capital Management during the course of the due-diligence examination.  During this same time frame, legal counsel to the Company began the process of drafting a proposed definitive agreement for the purchase and sale of substantially all of the assets of the Company.

Beginning on January 20, 2010, representatives of the Company, including its legal counsel, received several phone calls and engaged in several discussions with significant holders of the Company’s Common Stock or persons reporting discussions with holders of the Company’s Common Stock.  The holders of the Common Stock expressed concern about the value of their Common Stock and the value of the Company in the event that substantially all of the assets of the Company were sold to an affiliate of BCP II.  It became apparent in the course of those conversations that at least some of the significant holders of Common Stock would likely exercise their statutory dissenters’ rights available to them under Minnesota law.  This prospect resulted in several conversations between the Company’s Chief Executive Officer and legal counsel respecting the process of the assertion of dissenters’ rights, the determination of fair value of a dissenting shareholder’s shares, and the manner in which payment on dissenting shares would be made.  Because the “fair value” of dissenting shares is often determined through a lengthy process in the state courts, it was concluded that spending considerable time and money on a dissenters’ rights process was not in the best interest of the Company.

On January 26, 2010, the Company’s Chief Executive Officer and legal counsel to the Company engaged in a telephone conference with representatives from Blackstreet Capital Management and Patton Boggs LLP, legal counsel to Blackstreet Capital Management.  In that telephone conference, the Company explained its desire to avoid a lengthy and costly dissenters’ rights process in the state courts and expressed uncertainty, given that desire, about its willingness and ability to engage in further negotiation with Blackstreet Capital Management for the sale of substantially all of the Company’s assets.

Shortly after the January 26, 2010 telephone conference, representatives of Blackstreet Capital Management contacted Mr. Lee Karavitis, an officer and representative of WERCS, to discuss the possibility of purchasing directly from WERCS all of its capital stock in the Company (both Common Stock and Series A Stock) as opposed to purchasing any assets or securities directly from the Company. This contact resulted in Blackstreet Capital Management undertaking to prepare a modified draft non-binding letter of intent that Blackstreet Capital Management would enter into with WERCS, and which would speak directly to the proposed structure of a purchase and sale of all of WERCS’ capital stock in the Company. An initial draft of this letter of intent was delivered to WERCS in the evening of January 26, 2010. Contemporaneously, representatives of Blackstreet Capital Management informed representatives of the Company that they would not insist that negotiations for the purchase and sale of the Company’s assets continue.

Within a day or two of the delivery of the draft letter of intent to WERCS, WERCS provided Blackstreet Capital Management with comments to the draft letter of intent. Negotiation between the parties culminated in the execution and delivery of a definitive non-binding letter of intent on January 29, 2010. Promptly thereafter, representatives of Kutak Rock, LLP, legal counsel to WERCS, began the process of preparing a draft definitive Stock Purchase and Sale Agreement that would govern the purchase and sale by WCR, LLC of WERCS’ capital stock in the Company.

On February 1, 2010, legal counsel to the Company requested that the Company be released from the non-binding letter of intent that the Company had entered into with Blackstreet Capital Management, or that the executed non-binding letter of intent be terminated, in light of the fact that representatives of Blackstreet Capital Management had indicated to representatives of the Company that Blackstreet Capital Management would not insist that negotiations for the purchase of substantially all of the assets of the Company continue.  This release and termination was memorialized in writing on February 1, 2010.   On February 3, 2010, the Company prepared and filed with the SEC a Current Report on Form 8-K that announced the termination of the non-binding letter of intent with Blackstreet Capital Management.  Contemporaneously, and in consideration of the agreement to terminate the letter of intent obtained from Blackstreet Capital Management, the Company entered into a revised Non-Disclosure Agreement that expressly permitted Blackstreet Capital Management to use the due-diligence materials provided to them by the Company for the assessment of a potential transaction with WERCS since, under the terms of the prior Non-Disclosure Agreement, the use of information provided to Blackstreet Capital Management and BCP II had been expressly limited to the assessment of a transaction with the Company.

Over the course of the next several weeks, WERCS and Blackstreet Capital Management, and their respective legal counsel, negotiated the terms and conditions of the Stock Purchase and Sale Agreement.  This effort culminated in the execution and delivery by WERCS, WCR Acquisition, Inc. (an affiliate of BCP II), and BCP II of the definitive Stock Purchase and Sale Agreement on February 23, 2010.  The definitive Stock Purchase and Sale Agreement was subsequently filed by WERCS as an attachment to its Schedule 13D/A filed with the SEC on February 25, 2010.  Thereafter on March 3, 2010, WERCS, WCR Acquisition, WCR, LLC and BCP II entered into a First Amendment to Stock Purchase and Sale Agreement pursuant to which WCR Acquisition transferred and assigned to WCR, LLC all of its rights and obligations under the Stock Purchase and Sale Agreement and WCR, LLC was substituted as the “Buyer.”

In the evening of February 24, 2010, WERCS delivered to the Company’s Chief Executive Officer and legal counsel a letter containing a demand for a special shareholder meeting pursuant to Minnesota Statutes, Section 302A.433.  The demand letter contained a proposal for an amendment to the Company’s Articles of Incorporation to make the Minnesota Control Share Acquisition Act inapplicable to the Company.  The shareholder proposal was made pursuant to Section 3.3 of the Company’s Amended and Restated Bylaws.

On February 25, 2010, the Company forwarded the demand letter and proposal to members of its Board and noticed a special meeting of the Board to be held on March 1, 2010.  On March 1, 2010, the special meeting of the Board was duly held and, after discussion relating to the demand letter, the transactions contemplated by the Stock Purchase and Sale Agreement, the issue of whether or not to solicit proxies for the special meeting, and the issue of whether or not to make a recommendation to the shareholders with respect to voting at the special meeting, the Board unanimously set the record date and meeting date for the special meeting.  Also on February 25, 2010, representatives of WCR, LLC provided the Company with summary information about WCR, LLC and BCP II, and their intentions, which information is substantially similar to the information that would be required in an information statement delivered pursuant to the Minnesota Control Share Acquisition Act.  A summary of the information provided by WCR, LLC can be found below under “Information About WCR, LLC” and a copy of the letter provided to the Company by WCR, LLC is attached to this Proxy Statement as Exhibit D.

Change of Control Implications

The Stock Purchase and Sale Agreement contains several conditions to the closing of which our shareholders should be aware.  First, the Stock Purchase and Sale Agreement conditions WCR, LLC’s obligation to purchase WERCS’ shares on the resignations from our Board of each of Messrs. Robert Moberly, Mark Houlton and James Mandel, to be effective as of the closing date of the purchase and sale transaction.  In the case of Messrs. Moberly and Houlton, it is anticipated that such individuals will likely submit their resignations to the Company as contemplated.  The Company anticipates this will be the case since Messrs. Moberly and Houlton are stockholders of WERCS. Each of Messrs. Moberly, Houlton and Quandahl possess an interest in WERCS. In the case of Messrs. Moberly and Houlton, each possess a greater than 10% interest in WERCS. In the case of Mr. Quandahl, he possesses approximately a 7% interest in WERCS. As a result, each of Messrs. Moberly, Houlton and Quandahl have an indirect and material financial interest in the consummation of the transactions contemplated by the Stock Purchase and Sale Agreement.  In the case of Mr. Mandel, it is presently uncertain whether Mr. Mandel will tender his resignation to the Company as contemplated under the Stock Purchase and Sale Agreement.  No director of the Company is under any obligation to tender his resignation, and the Company does not intend to take any steps to obtain any resignations from any one or more directors of the Company.  If any of the three aforementioned directors determines not to resign, WCR, LLC could in its discretion determine either to not close or to waive such condition.

In the event that any director presently serving on the Board resigns his seat in connection with the transactions contemplated by the Stock Purchase and Sale Agreement, the Company believes that the resulting vacancy may be filled by appointment of the then-remaining directors on the Board.  Nonetheless, the Company has not obtained any information from WCR, LLC about any potential persons that WCR, LLC may wish to have seated as a director on the Board.  In any event, if the transactions contemplated by the Stock Purchase and Sale Agreement are consummated, WCR, LLC will have effective voting control over all seats on the Company’s Board of Directors.  This means that WCR, LLC will have the power and the right to call (or cause the Company to call) an annual meeting of the shareholders (or a special meeting in lieu of an annual meeting) for the purpose of electing persons to serve on the Board.  Furthermore, WCR, LLC’s effective voting control will permit it to cast the deciding vote on each nominee to a seat on the Board.

A second condition to the obligation of WCR, LLC to consummate the purchase of WERCS’ shares is that the Company must enter into an employment agreement with John Quandahl, the Company’s President, Chief Executive and Operating Officer, and Chief Financial Officer, on terms and conditions that are substantially similar to Mr. Quandahl’s current employment arrangement with the Company.  The Company is not a party to the Stock Purchase and Sale Agreement and is not bound by any of the provisions of such agreement.  Furthermore, the Company presently has no plans to submit any proposed agreement to its current Board of Directors.  As a result, WCR, LLC may in its discretion elect to not close as a result of the non-satisfaction of this condition, or to waive this condition.

A third condition to the closing (a condition to the obligation of WERCS to sell its shares to WCR, LLC) is the release of Robert Moberly from a personal guarantee that he delivered to Banco Popular North America for the benefit of the Company, relating to an amendment to a promissory note and related business loan agreement by and between Banco Popular and Wyoming Financial Lenders, Inc., the Company’s payday-lending subsidiary.  Therefore, if the condition is satisfied prior to the closing, Mr. Moberly will benefit by relieved of his current obligation to guarantee the payment by Wyoming Financial Lenders of the debt it owes to Banco Popular.

Other than as set forth above, no member of management of the Company and no director will benefit from any change in control of the Company as a result of any contract, agreement or arrangement with the Company, such as a severance agreement, change-in-control agreement, change-in-control provisions contained within any agreement, or otherwise.

Recommendation by the Board of Directors

After careful consideration, including a thorough review of the facts and circumstances surrounding the proposed amendment with the Company’s legal advisors, and consultation with the Company’s management, the Board has determined to express no opinion and remain neutral with respect to the proposed amendment.

In evaluating the proposed amendment and determining to express no opinion and remain neutral with respect to it, the Board considered each of the factors set forth below, some of which may weigh against the proposed amendment and some of which may weigh in favor of the proposed amendment.  The Board has determined that an individual shareholder’s decision on the question is likely to depend primarily on how the shareholder weighs these factors in addition to any other factors that the shareholder may consider relevant.  Accordingly, the Board urges each shareholder to make its own decision regarding the proposed amendment based on all available information.

The Board did not find it practicable, and did not attempt, to quantify, rank or otherwise assign relative weight to these factors, and different members of the Board may have given different weight to the different factors.

Potential Factors Weighing Against the Proposed Amendment

•
Influence and Control Over the Company.  If the proposed amendment is approved, and the transactions contemplated by the Stock Purchase and Sale Agreement are consummated, WCR, LLC would be able to take action in response to a particular decision of the Board, including replacing all of the directors serving on the Board, thereby controlling all of the major decisions of the Company.

•
Possible Impact on Future Strategic Transactions.  If the proposed amendment is approved, and the transactions contemplated by the Stock Purchase and Sale Agreement are consummated, WCR, LLC would have a level of control that would enable it to effectively block future strategic transactions, such as a merger, consolidation, share exchange or sale of all or substantially all of the Company’s assets, each of which requires approval by a majority of the outstanding voting power of Company stock.  WCR, LLC would also be able to initiate or substantially assist any such transaction.  Although, to the knowledge of the Company, no such transaction is pending or contemplated at this time, the Company cannot predict if or when any such transaction may result or be available in the future or what WCR, LLC’s position in relation to such a transaction might be.

•
Uncertainty of WCR, LLC’s Disposition of Shares.  WCR, LLC is not entering into any agreement with the Company regarding the disposition of any Common Stock it owns or will acquire in the future.  As a result, WCR, LLC could dispose of a significant percentage of its Common Stock over a period of time (but in any event in compliance with Rule 144 and the restrictions on resale imposed by the federal Securities Act of 1933), and such disposition could negatively impact the trading price of the Common Stock.

•
All Future Control Share Acquisitions Will Be Exempt From The Minnesota Control Share Acquisition Act.  The effect of the proposed amendment to the Company’s Articles of Incorporation is not limited to WCR, LLC’s proposed acquisition of Company shares from WERCS.  If the amendment is adopted, the Minnesota Control Share Acquisition Act will not apply to any subsequent acquisition of shares of the Company’s stock.  Accordingly, the protections against a takeover that the Minnesota Control Share Acquisition Act were designed to provide will no longer be available to the Company or its shareholders.

Potential Factors Weighing in Favor of the Amendment

•
Increased Access to Growth Capital.  Based on information provided to the Company by WCR, LLC (see “Information About WCR, LLC” below), WCR, LLC and its affiliates have access to significant capital, some of which could be deployed for the purpose of growing the Company’s business geographically, diversifying its services, or otherwise.  Overall, WCR, LLC’s access to capital appears to surpass the ability of WERCS to access capital.  Nevertheless, shareholders should understand that WCR, LLC has not committed to provide any growth capital at all to the Company.

•
Strategic Transactions in the Future.  While WCR, LLC will have the ability to block certain types of strategic transactions in the future, as noted above, the considerable experience of WCR, LLC’s affiliates as a private equity fund may indicate that a strategic transaction in the future is more likely.  It is typical for private equity funds to make investments with certain prescribed time horizons and exit strategies that are either identified prior to investment, or identified subsequent to investment.  Furthermore, the ability of a strategic acquirer to obtain effective control over the Company by dealing with just one party may encourage offers for strategic acquisitions that ordinarily would be cost-prohibitive for a buyer.

Business Combination Transactions

Under Minnesota Statutes, Section 302A.673, a shareholder who controls more than 10% of the voting power of an issuing public corporation (such as the Company), defined as an “interested shareholder,” is prohibited from engaging in certain transactions, such as mergers, dispositions and asset acquisitions (defined under the Minnesota Statutes as “business combination transaction”), with the issuing public corporation for four years following the date the 10% threshold was crossed; subject, however, to the power of a committee of the Board to approve any proposed business combination transaction, as discussed in detail below.  Presently, we are advised that WCR, LLC does not beneficially own any shares of the Company’s capital stock.

Under Minnesota law, if, after the closing of the transactions contemplated by the Stock Purchase and Sale Agreement, WCR, LLC later desires to enter into a business combination transaction with the Company, a committee of the Board composed solely of “disinterested directors” will be required to consider and either approve or disapprove of the proposed transaction.  For this purpose, Minnesota law defines “disinterested directors” as a person that is neither an officer nor an employee, nor has been an officer or employee within the prior five years, of the issuing public corporation, of either the Company or of any related organization.  A “related organization” is:  (1) a parent or subsidiary of the Company; (2) another subsidiary of a parent of the Company; (3) a limited liability company owning, directly or indirectly, more than 50% of the voting power of the shares entitled to vote for directors of the Company; (4) a limited liability company having more than 50% of the voting power of its membership interests entitled to vote for members of its governing body owned directly or indirectly by the Company; (5) a limited liability company having more than 50% of the voting power of its membership interests entitled to vote for members of its governing body owned directly or indirectly either (i) by a parent of the Company or (ii) a limited liability company owning, directly or indirectly, more than 50% of the voting power of the shares entitled to vote for directors of the Company; or (6) a corporation having more than 50% of the voting power of its shares entitled to vote for directors owned directly or indirectly by a limited liability company owning, directly or indirectly, more than 50% of the voting power of the shares entitled to vote for directors of the Company.  For this purpose, Minnesota law defines a “parent” as an organization that directly, or indirectly through related organizations, owns more than 50% of the voting power of the shares or other ownership interests entitled to vote for directors or other members of the governing body of the Company.  If, at the time a business combination transaction is proposed by WCR, LLC, the Board has no disinterested directors, then the Board may appoint three persons to serve on a committee, all of whom would qualify as “disinterested directors,” for purposes of approving or disapproving the transaction.

As a result of the above-described prohibition, the approval of the proposed amendment and the subsequent closing of the transactions contemplated by the Stock Purchase and Sale Agreement would not likely facilitate in the near future any potential value-creating transaction for Company shareholders between Western Capital and WCR, LLC since WCR, LLC will be subject to the above-described prohibition from the date the 10% threshold is crossed.  In any event, WCR, LLC has given no indication that it intends to propose any such a transaction with Western Capital.

The foregoing summary does not purport to be a complete statement of the provisions of the Minnesota Business Combination Act.  The foregoing summary is qualified in its entirety by reference to the Minnesota Business Combination Act (codified at Minnesota Statutes, Section 302A.673) and other pertinent provisions of Chapter 302A of the Minnesota Statutes.

Minnesota Control Share Acquisition Act

The Minnesota Control Share Acquisition Act provides that, unless the articles of incorporation or bylaws of an issuing public corporation provide otherwise, any control share acquisition of such corporation shall be made only with the prior authorization of the shareholders.  An “issuing public corporation” is defined in Chapter 302A of the Minnesota Statutes as a corporation organized for profit under the laws of Minnesota, with at least 50 or more shareholders and that has a class of equity securities registered pursuant to §12, or that is subject to §15(d), of the Securities Exchange Act of 1934.  Western Capital is an “issuing public corporation” as defined in the Minnesota Statutes.

A “control share acquisition” is defined in the Minnesota Statutes as the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which such person may exercise or direct the exercise of voting power or the power to dispose of such shares, would entitle such acquiring person, immediately after such acquisition, directly or indirectly, to control any of the following ranges of voting power of such issuing public corporation in the election of directors:

•	at least 20% but less than one-third of such voting power;

•	one-third or more but less than or equal to 50% of such voting power; or

•	over 50% of such voting power.

Any person who proposes to make a control share acquisition must deliver an “information statement” to the issuing public corporation, which statement must include:

•	the identity and background of the acquiring person;

•	a reference that the information statement is being delivered under the Minnesota Control Share Acquisition Act;

•	the number of shares of the issuing public corporation owned, directly or indirectly, by such acquiring person before the control share acquisition;

•	the range of voting power in the election of directors under which the proposed control share acquisition would fall, if consummated (i.e., in excess of 20%, one-third or 50%);

•
a description of the terms of the proposed control share acquisition, including but not limited to the source of funds or other consideration and the material financial arrangements relating to the control share acquisition; and

•
the acquiring person’s plans or proposals (including plans or proposals under consideration) to:  (1) liquidate or dissolve the issuing public corporation; (2) sell all or a substantial part of its assets, or merge it or exchange its shares with any other person; (3) change the location of its principal place of business or its principal executive office or of a material portion of its business activities; (4) change materially its management or policies of employment; (5) change materially its charitable or community contributions or its policies, programs, or practices relating thereto; (6) change materially its relationship with suppliers or customers or the communities in which it operates; or (7) make any other material change in its business, corporate structure, management or personnel; and other objective facts as would be substantially likely to affect the decision of a shareholder with respect to voting on the control share acquisition.

After an information statement has been delivered by an acquiring person who requests a meeting of the shareholders, Minnesota law requires that the corporation call and hold a meeting of the shareholders to approve the control share acquisition.  Shares acquired in a control share acquisition have the same voting rights as other shares of the same class or series only if the shareholders of the issuing public corporation approve the control share acquisition as described below.

Because the proposal for consideration at the special meeting is an amendment to the Articles of Incorporation to make the Minnesota Control Share Acquisition Act inapplicable to the Company, and because the proposed acquisition of shares by WCR, LLC pursuant to the Stock Purchase and Sale Agreement is contingent upon the approval and effectuation of such amendment (such that, at the time of any closing, the acquisition will not constitute a “control share acquisition” under Minnesota law), WCR, LLC has not delivered any information statement under the Minnesota Control Share Acquisition Act. Nonetheless, to facilitate the Company’s disclosure to its shareholders in this Proxy Statement, WCR, LLC has provided the Company with information substantially similar to that which would be required under an information statement delivered pursuant to the Minnesota Control Share Acquisition Act. This information was provided to the Company on March 1, 2010 and is attached hereto as Exhibit D.

Subdivision 1(a) of the Minnesota Control Share Acquisition Act expressly permits the articles of incorporation of a Minnesota corporation to be amended to make the Act inapplicable to the corporation. For any such amendment to be effective (and, where applicable, for any shareholder approval of a control share acquisition), subdivision 4a(b) of the Minnesota Control Share Acquisition Act requires the affirmative vote of:

•	the holders of a majority of the voting power of all shares entitled to vote, including all shares held by the acquiring person, and

•	the holders of a majority of the voting power of all shares entitled to vote, excluding all interested shares.

Elsewhere in this Proxy Statement, the two components of the required vote described above are defined respectively as the “First Approval” and the “Second Approval.”  Minnesota law defines “interested shares” as any shares of voting stock of an issuing public corporation that are beneficially owned by:

•	the acquiring person,

•	any officer of the issuing public corporation, or

•	any employee of the issuing public corporation who is also a director of the issuing public corporation.

Dissenters’ rights are not available to shareholders of an issuing public corporation in connection with the authorization of a control share acquisition or any proposed amendment to the articles of incorporation of a Minnesota corporation for the purpose of making the Minnesota Control Share Acquisition Act inapplicable to the Company.  See Minnesota Statutes, Section 302A.471, subdivision 1(a)(4).

The foregoing summary does not purport to be a complete statement of the provisions of the Minnesota Control Share Acquisition Act.  The foregoing summary is qualified in its entirety by reference to the Minnesota Control Share Acquisition Act and other pertinent provisions of Chapter 302A of the Minnesota Statutes.  A copy of the Minnesota Control Share Acquisition Act and other pertinent provisions of the Minnesota Statutes are included as Exhibit C to this Proxy Statement.

Certification of Interested Shares

As described above, in order to comply with Minnesota law, approval of the proposed amendment to the Company’s Articles of Incorporation requires both the First Approval and the Second Approval.  In determining whether shareholders have granted the First Approval, any interested shares will be included in the tabulation of votes.  In determining whether shareholders have granted the Second Approval, any interested shares will be excluded from the tabulation of votes.

The enclosed proxy card contains a certification as to whether any shares of Common Stock to be voted by you constitute interested shares.  If you believe that some but not all of your shares of Common Stock are interested shares, you should indicate the number of your shares that you believe are not interested shares.  If you do not make a certification on the proxy card, then all of your Common Stock will be presumed to be interested shares.  In the event that some but not all of your Common Stock are interested shares but you do not indicate the number of shares of your Common Stock that are not interested shares, then all of your Common Stock will be presumed to be interested shares.

For purposes of the special meeting and the Second Approval, interested shares means Common Stock in respect of which any of the following persons may (i) exercise or direct the exercise of the voting power of such shares (or share such power) or (ii) exercise or direct the exercise of the power to dispose of such shares (or share such power):

(1)	the acquiring person or its affiliates (i.e., WCR, LLC or its affiliates);

(2)	any officer of Western Capital elected or appointed by the Board; or

(3)	any employee of Western Capital who is also a director on the Board.

With respect to the above, the Company has already determined that any of the following shares of Company voting stock will constitute “interested shares” for purposes of the Second Approval component of the shareholder vote on the proposed amendment at the meeting:  (i) any shares beneficially owned by WCR, LLC or its affiliates; (ii) any shares beneficially owned by John Quandahl, a director of the Company and our President, Chief Executive and Operating Officer, and Chief Financial Officer, and (iii) any shares held by Mark Houlton, a director of the Company and formerly an employee of our payday lending business conducted through our subsidiary Wyoming Financial Lenders, Inc. Mr. Houlton is not presently an employee of the Company or any of its subsidiaries, but the Company nonetheless plans, as a precautionary measure, to treat any shares held by Mr. Houlton as “interested shares” ineligible to vote for purposes of the Second Approval.

If you have any questions as to whether your shares of Common Stock are interested shares, you should contact Paul D. Chestovich of Maslon Edelman Borman & Brand, LLP, counsel to the Company, at (612) 672-8305.

Admittance to Special Meeting

You are entitled to attend the special meeting only if you were a Western Capital shareholder as of the close of business on March 4, 2010 (the record date) or hold a valid proxy for the special meeting.  You should be prepared to present photo identification for admittance.  In addition, if you are a record holder, your name will be verified against the list of record holders on the record date prior to being admitted to the special meeting.  If you are not a record holder but hold Common Stock through a broker or nominee (i.e., in street name), you must provide proof of beneficial ownership on the record date, such as your most recent account statement prior to the record date, or other similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the special meeting.

Voting, Solicitation and Certain Other Information

Proxies may be solicited by mail.  Presently, we do not anticipate that we will solicit proxies by any other means.  No person will receive additional compensation for any proxy solicitations.  Western Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all of its solicitation materials to the beneficial owners of the Common Stock they hold of record.  Western Capital will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to their customers.

The entire expense of the solicitation of proxies on behalf of the Company for the special meeting is being borne by the Company.  The Company’s costs incidental to this proxy solicitation include expenditures for printing, postage, legal and related expenses, and are expected to be approximately $20,000.

No Dissenters’ Rights

Dissenters’ rights are not available to the shareholders of an “issuing public corporation” in connection with any amendment to a Minnesota corporation’s articles of incorporation to opt out of the Minnesota Control Share Acquisition Act.  Similarly, dissenters’ rights are not available to the shareholders of an “issuing public corporation” in connection with the authorization of any control share acquisition under Minnesota law.

No Other Matters at the Special Meeting

Other than the proposed amendment to our Articles of Incorporation, the Company is not aware of any other matters to be submitted at the special meeting and no other business is expected to be brought before the meeting.  However, if any other matter properly comes before the meeting, the named proxies will vote all proxies granted to them in their sole discretion.

Beneficial Ownership of Securities

The following table shows the number of shares of Common Stock beneficially owned as of March 1, 2010, unless otherwise indicated, by:

•	each current director of the Company;

•	the sole individual who served as the Chief Executive Officer and Chief Financial Officer for the Company during the fiscal year ended December 31, 2009;

•	all directors and our executive officers as a group; and

•	each person who is known by us to beneficially own more than 5% of our Common Stock.

Name and Address (1)	Common Shares Beneficially Owned (#) (2)	Percentage of Common Shares (%) (2)
John Quandahl (3)	0	*
James Mandel (4)	58,640	*
Robert W. Moberly (5)	11,125,000	61.8%
Mark Houlton (6)	316,667	3.9%
All current executive officers and directors as a group (7)	11,500,307	63.9%
Steven Staehr (8) 7778 Barbican Ct. Las Vegas, NV 89147	966,667	12.1%
Christopher Larson (9) 8912 East Pinnacle Peak Rd. Scottsdale, AZ 85255	550,000	6.9%
WERCS Inc. (10) 400 East First St. PO Box 130 Casper, WY 82602	11,125,000	61.8%
Lantern Advisers, LLC (11) 80 South Eighth St., Suite 900 Minneapolis, MN 55402	520,963	6.5%
Mill City Ventures, LP (12) 80 South Eighth St., Suite 900 Minneapolis, MN 55402	800,000	10.0%
Joseph A. Geraci, II (13) 80 South Eighth St., Suite 900 Minneapolis, MN 55402	800,000	10.0%

* Less than 1%

(1)	Unless otherwise indicated, the business address of all persons indicated in the table is the business address of the Company: 11550 “I” Street, Suite 150, Omaha, Nebraska 68137.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC, and includes general voting power and/or investment power with respect to securities.  Shares of common stock issuable upon exercise of options or warrants that are currently exercisable or exercisable within 60 days of the record rate, and shares of common stock issuable upon conversion of other securities currently convertible or convertible within 60 days, are deemed outstanding for computing the beneficial ownership percentage of the person holding such securities but are not deemed outstanding for computing the beneficial ownership percentage of any other person.  Under the applicable SEC rules, each person’s beneficial ownership is calculated by dividing the total number of shares with respect to which they possess beneficial ownership by the total number of outstanding shares of the Company.  In any case where an individual has beneficial ownership over securities that are not outstanding, but are issuable upon the exercise of options or warrants or similar rights within the next 60 days, that same number of shares is added to the denominator in the calculation described above. Because the calculation of each person’s beneficial ownership set forth in the “Percentage of Common Shares” column of the table may include shares that are not presently outstanding, the sum total of the percentages set forth in such column may exceed 100%.

(3)	Mr. Quandahl is the Company’s Chief Executive Officer, Chief Operating Officer and Chief Financial Officer.

(4)
Mr. Mandel is a director of the Company.  479 of these shares are registered in Mr. Mandel’s name.  The remaining 58,161 shares are held by Multiband Corporation (a Minnesota corporation), of which Mr. Mandel is the Chief Executive Officer and by virtue of which position Mr. Mandel has beneficial ownership.

(5)
Mr. Moberly is a director of the Company.  Consists of 1,125,000 shares of Common Stock and 10,000,000 shares of Series A Stock held of record by WERCS.  See fn 10 below.  Mr. Moberly exercises the power to vote and dispose of these shares in his capacity as the Chief Operating Officer of WERCS.

(6)	Mr. Houlton is a director and employee of the Company.

(7)	Consists of Messrs. Quandahl, Mandel, Houlton and Moberly.

(8)
Share figures reflected in the table are based on a January 10, 2008 Schedule 13/G filing with the SEC, which is the Company’s best available information relating to Mr. Staehr’s  ownership of Company stock.

(9)
Share figures reflected in the table are based on the Company’s best available information relating to the ownership of Mr. Larson.  To the knowledge of the Company, Mr. Larson has not made any filings with the SEC under §13 of the Securities Exchange Act of 1934 upon which the Company may rely for purposes of presenting on the table Mr. Larson’s beneficial ownership in the Company.  All of Mr. Larson’s shares reflected in the table are subject to cancellation upon the expiration of a guarantee Mr. Larson delivered for the benefit of the Company during his tenure as the Company’s Chief Executive Officer (which tenure ended on December 31, 2008), and certain other events.

(10)
Consists of 1,125,000 shares of Common Stock and 10,000,000 shares of Series A Stock which are convertible into an equal number of shares of Common Stock.  Share figures contained in the table are taken from WERCS’ most recent filing under §13 of the Securities Exchange Act of 1934 on Schedule 13D/A, filed on February 25, 2010, and from the registered shareholder list of the Company for holders of its Common Stock and Series A Stock.

(11)
Lantern Advisers, LLC is a Minnesota limited liability company owned equally by Messrs. Douglas Polinsky and Joseph A. Geraci, II.  As to shares of Western Capital, only Mr. Polinsky possesses investment and voting control.  As a consequence, Mr. Geraci disclaims beneficial ownership of any shares held by Lantern Advisers.  Share figures contained in the table are taken from Lantern Advisers’ most recent filing under §13 of the Securities Exchange Act of 1934 on Schedule 13G/A, filed on February 16, 2010.

(12)
Mill City Ventures, LP is a Minnesota limited partnership the securities of which are beneficially held by Mill City Advisers LLC, a Minnesota limited liability company that serves as the general partner to Mill City Ventures, LP.  Mr. Joseph A. Geraci, II, the sole member and manager of Mill City Advisors, holds investment and voting control over the shares beneficially owned by Mill City Ventures.  Share figures contained in the table are taken from Mill City Ventures’ most recent filing under §13 of the Securities Exchange Act of 1934 on Schedule 13G/A, filed with the SEC on February 17, 2009.

(13)
Joseph A. Geraci, II, possesses beneficial ownership of securities held by Mill City Ventures, LP.  See fn 12 above.  Mr. Geraci disclaims beneficial ownership of any beneficial ownership of shares of Western Capital held by Lantern Advisers, LLC.  See fn 11 above.

Interest of Certain Persons in Matters to be Acted Upon

The interests of certain persons in the proposed amendment are set forth above in the section titled “Change of Control Implications.”

Information About Western Capital Resources, Inc.

Western Capital was organized as a Minnesota corporation in November 2001.  When originally incorporated, its legal name was “URON Inc.” and its business consisted of the provision of dial-up internet service to residential and commercial customers, principally in the midwestern United States, Texas, South Carolina and Florida. URON’s customers paid a monthly recurring fee for such services.

From its incorporation until August 2006, the Company was wholly owned by Multiband Corporation, a Minnesota corporation.  Multiband spun-off approximately 49% of the common stock of URON to Multiband’s shareholders in August 2006.  In connection with this spin-off transaction, URON filed a Form 10-SB registration with the SEC and Multiband distributed an information statement to its shareholders.  In the spin-off transaction, Multiband retained for itself ownership of approximately 51% of the issued and outstanding shares of URON common stock. The spin-off was effected on August 10, 2006 in the form of a stock dividend for shareholders of record of Multiband common stock as of May 1, 2006.  On August 11, 2006, Multiband sold its entire ownership interest in URON to Lantern Advisers, LLC for $75,000 in cash.

In December 2007, the Company engaged in a reverse merger transaction with Wyoming Financial Lenders, Inc., a Wyoming corporation, pursuant to an Agreement and Plan of Merger and Reorganization dated December 13, 2007 (the “Merger Agreement”).   In the reverse merger transaction, WFL Acquisition Corp. (a wholly owned subsidiary of the Company) merged with and into Wyoming Financial Lenders, Inc., a Wyoming corporation, with Wyoming Financial Lenders remaining as the surviving entity and our wholly owned operating subsidiary.  After the reverse merger, we changed our corporate name from URON Inc. to “Western Capital Resources, Inc.”

Now headquartered in Omaha, Nebraska, Western Capital operates extensively throughout the Midwestern United States, providing cash advance (payday) loans, check-cashing and related services through our Wyoming Financial Lenders, Inc. subsidiary, and operating Cricket wireless phone retail stores through our PQH Wireless, Inc. subsidiary.  We presently operate our cash advance and related activities at 55 locations spread across ten states (Colorado, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota, Utah, Wisconsin and Wyoming), and our Cricket wireless retail operations in 35 locations spread across seven states (Illinois, Indiana, Kansas, Maryland, Missouri, Nebraska and Texas).  The Company’s principal executive offices are located at 11550 “I” Street, Suite 150, Omaha, Nebraska 68137, and its telephone number is (402) 551-8888.

Information About WCR, LLC

WCR, LLC is a Delaware limited liability company formed to consummate the acquisition of the Common Stock and Series A Stock held by WERCS pursuant to the Stock Purchase and Sale Agreement.

WCR, LLC has three owners—Blackstreet Capital Partners (AI) II, L.P., and Blackstreet Capital Partners (QP) II, L.P., both of which are Delaware limited partnerships, and Blackstreet Capital Advisors II, LLC, a Delaware limited liability company.  In addition to being a direct equity interest holder in WCR, LLC, Blackstreet Capital Advisors II is the general partner of each BCP II entity.  The managing member of Blackstreet Capital Advisors II is Murry Gunty.  After the closing of the transactions contemplated by the Stock Purchase and Sale Agreement, BCP II will exercise voting and investment control over WCR, LLC.  The principal address of each of WCR, LLC and its owners is:  5425 Wisconsin Avenue, Suite 701, Chevy Chase, MD 20815.

WCR, LLC has advised the Company that BCP II has approximately $105 million in capital and/or firm capital commitments and a $15 million credit facility.  WCR, LLC has advised that, in light of these financial resources, it presently has access to sufficient funds with which to consummate the contemplated purchase of the Common Stock and Series A Stock from WERCS in accordance with the terms and conditions of the Stock Purchase and Sale Agreement.  In this regard, WCR, LLC anticipates that it will purchase such shares from WERCS in cash.

Finally, WCR, LLC has advised the Company that is presently has no plans or proposals (or any plans or proposals under consideration) to:  (1) liquidate or dissolve the Company; (2) sell all or a substantial part of its assets, or merge the Company or exchange its shares with any other person; (3) change the location of the Company’s principal place of business or its principal executive office or of a material portion of its business activities; (4) change materially the Company’s management or policies of employment; (5) change materially its charitable or community contributions or its policies, programs, or practices relating thereto; (6) change materially the Company’s relationship with suppliers or customers or the communities in which it operates; or (7) make any other material change in the Company’s business, corporate structure, management or personnel, except for the expected changes to the Board of Directors discuss above under “Change of Control Implications.”

The information concerning WCR, LLC contained in this Proxy Statement has been taken from, or is based upon, publicly available information and information provided to the Company directly from WCR, LLC. Although Western Capital has no knowledge that would indicate that statements relating to WCR, LLC contained in this Proxy Statement are inaccurate or incomplete, it has not had access to the books and records of WCR, LLC or BCP II, was not involved in the preparation of such information and statements and is not in a position to verify any such information or statements. Accordingly, Western Capital does not take any responsibility for the accuracy or completeness of such information or for any failure by WCR, LLC or BCP II to disclose any events that may have occurred or that may affect the significance or accuracy of any such information. A copy of the written information provided to the Company by WCR, LLC is included as Exhibit D to this Proxy Statement.

Cautionary Statement Regarding Forward-Looking Information

This Proxy Statement contains certain management expectations that may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking information speaks only as to the date of this Proxy Statement and may be identified by use of words such as “may,” “will,” “believes,” “anticipates,” “plans,” “expects,” “estimates,” “projects,” “targets,” “forecasts,” “continues,” “seeks,” or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information, including without limitation competitive factors, disruption of markets, changes in market or economic conditions, pending or future claims or litigation, technology advances, federal or state regulation or legislation. No assurances can be provided as to the outcome of such risks or the consequences if the shareholders either approve or fail to approve the proposed amendment. The Company does not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized.

Other potential risks and uncertainties that may cause actual results or outcomes to be materially different from those in forward-looking information are described in the Company’s most recent Annual Report on Form 10-K filed with the SEC.  Copies are available from the SEC at http:www.sec.gov.

PLEASE TIMELY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AND CERTIFICATION.

Exhibit A

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION OF
WESTERN CAPITAL RESOURCES, INC.

The Undersigned, being a duly authorized officer of Western Capital Resources, Inc., a corporation organized under the laws of the State of Minnesota, to amend its Articles of Incorporation, as amended and restated on May 30, 2007, and subsequently amended on each of December 27, 2007 and March 18, 2008 (the “Articles of Incorporation”), in accordance with the Minnesota Business Corporation Act, hereby certifies:

FIRST:  The name of the corporation is Western Capital Resources, Inc.

SECOND:  A new Article VI to the Articles of Incorporation is hereby added, which will read as follows:

ARTICLE VI
CONTROL SHARE ACQUISITIONS

The corporation shall not be subject to the Minnesota Control Share Acquisition Act, Section 302A.671 of the Minnesota Business Corporation Act.

THIRD:  The foregoing amendment to the Articles of Incorporation shall be effective upon the filing of these Articles of Amendment.

In Witness Whereof, Western Capital Resources, Inc. has caused its duly authorized officer to execute these Articles of Amendment on this _____ day of ____________, 2010.

John Quandahl
President, Chief Executive and
Chief Operating Officer, and
Chief Financial Officer

Exhibit B

VOTING PRESUMPTIONS AND PROCEDURES FOR SPECIAL MEETING

To:	Inspector of Election
From:	Western Capital Resources, Inc. (the “Company”)

Re:
Special Meeting of Shareholders to be held on March 29, 2010 (the “Meeting”)—Presumptions, Procedures, and Methods of Calculation for the Shareholder Votes to be taken under the Minnesota Control Share Acquisition Act

1.
A corporation’s officers and directors have the power as well as the fiduciary obligation to establish rules to conduct fair and efficient shareholder meetings and elections that are consistent with Minnesota law.  The Company has appointed Maslon Edelman Borman & Brand, LLP, legal counsel to the Company and the transfer agent and registrar of the Company’s Series A Convertible Preferred Stock, as the Inspector of Election (the “Inspector”).  The matters set forth in this Memorandum have been developed by the Company in consultation with the Inspector in connection with its appointment.

2.
At the Meeting, Company shareholders will be asked to approve an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), to make the Minnesota Control Share Acquisition Act inapplicable to the Company.  Under Minnesota law, authorization for this proposed amendment requires:  (a) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote (the “First Approval”); and (b) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, excluding any shares which are “interested shares,” as defined under the Minnesota Business Corporation Act (the “Second Approval”).

3.
The Company will include a certification as to eligibility to vote, in the form attached hereto (the “Certification”), on the proxy card distributed by it for the Meeting.  The Company will request depositories, banks, brokerage houses, other institutions, nominees and fiduciaries holding Common Stock beneficially owned by other parties (each a “Nominee”) to include a Certification on all materials distributed to such beneficial owners seeking instructions from the beneficial owners as to how to vote such Common Stock.

4.
At the Meeting, the Inspector shall endeavor to determine whether the required quorum is present.  Absent a definitive determination to that effect, the quorum shall be presumed to be present to allow the business of the meeting to go forward, even though the final calculation to determine whether the required quorum is present may not be completed for a number of days thereafter.

5.
Whether a quorum is present will be determined in the customary way―by computing whether more than one-third of the sum of all outstanding shares entitled to vote on the books and records of the Company as of March 4, 2010 (the “Record Date”) are present in person or by valid proxy.

6.
For quorum purposes as to both the First Approval and Second Approval vote, the total number of shares of Common Stock eligible to vote at the Meeting (“A”) will equal the total number of outstanding shares of Common Stock as of the close of business on the Record Date, as reported by the Company’s Common Stock transfer agent.  Similarly, the total number of shares of Series A Convertible Preferred Stock eligible to vote at the Meeting (“B”) will equal the total number of outstanding shares of Series A Convertible Preferred Stock as of the close of business on the Record Date, as reported by the Inspector.  Pursuant to the Certificate of Designation for the Series A Convertible Preferred Stock, the Common Stock and the Series A Convertible Preferred Stock vote together as a single class and each outstanding share will have one vote.  Therefore, for purposes of the Meeting, a quorum will be present if the total of shares present at the Meeting in person or represented by valid proxy is equal to one-third of the sum of A+B.

7.	If the quorum requirement is not met, the proposed amendment will not be approved.

8.
For each share as to which the Certification on the proxy card, separate Certification or ballot indicates eligibility to vote in the Second Approval vote, it will be presumed that such share is eligible to be voted in the Second Approval vote.

9.
For each share as to which the Certification on the proxy card, separate Certification or ballot does not indicate eligibility to vote in the Second Approval vote, or where there is no form of Certification provided (as where a proxy card or ballot lacks a form of certification and no separate Certification is provided), it will be presumed that such share is ineligible to be voted in the Second Approval vote.

10.	It will be presumed that proxy and Certification signers have truthfully and completely carried out their undertaking to supplement eligibility data in accordance therewith.

11.
It will be presumed that shares present in person or by proxy, but not voted at the meeting, are held by people and entities who have determined to abstain or by brokers who are registering shares as present even though the brokers lack the authority to vote the shares at the meeting (broker non-votes).

12.	If the quorum requirement is met, a vote constituting the First Approval would require that the number of shares voted in favor of the proposed amendment exceeds one-half of the sum of A+B.

13.
For purposes of calculating the Second Approval vote, “X” equals the number of shares present at the Meeting as to which the Certificate on the proxy/Certification/ballot is not marked indicating eligibility.  The total number of shares eligible to vote at the Meeting for purposes of the Second Approval “V2” will be calculated by deducting X from the sum of A+B. Expressed algebraically, V2 = (A+B) − X.

14.
If the quorum requirement is met, a vote constituting the Second Approval would require that the number of shares voted in favor of the proposed amendment exceeds one-half of the number of shares eligible to vote (V2).

15.	It is presumed that the Company can conduct a fair, honest, and efficient election. There is no such thing as a perfect election.

16.
It is presumed that shares owned by a corporation or other entity are eligible to be voted at the Meeting absent a statute or a provision in the corporation’s articles of incorporation or regulations or similar governing documents to the contrary.

17.	It will be presumed that the Company’s Common Stock transfer agent and the Inspector have accurately listed the names of record holders of Company shares as of the Record Date.

18.	It will be presumed that the Company’s Common Stock transfer agent and the Inspector have correctly calculated and listed the number of shares held by each shareholder.

19.	It will be presumed that proxies regular on their face are valid.

20.
Whenever ambiguity arises in connection with a proxy/Certification/ballot, presumptions and determinations shall be made in favor of enfranchising shareholders and affirming the eligibility of their shares to be voted, as opposed to disenfranchising shareholders by finding their shares ineligible to be voted.  When a matter arises not covered by these rules and presumptions, validity rather than invalidity and eligibility rather than ineligibility shall be the favored presumptions.

21.	It will be presumed that each signature on a proxy, Certification or ballot is genuine.

22.	It will be presumed that a signature made on behalf of a business entity is made by a person authorized to act for the entity.

23.	It will be presumed that a signature made in a fiduciary capacity is made by a person with authority to act in that capacity.

24.	It will be presumed that signatures that are hand-printed, made by rubber stamp or other mechanical device or by facsimile are valid.

25.
It will be presumed that, in the case of signatures where initials or abbreviations are used in place of names of record, where names are used in place of initials in a name of record, where first and middle names or initials are added, or deleted from a name of record, where a married name is used in place of a maiden name of record, where titles are added or deleted from the name of record, or where organization indicia such as Co., Corp., Ltd., LLP and the like are added or deleted from the name of record, the proxy/Certification/ballot is valid.

26.	It will be presumed that a proxy/Certification/ballot, if dated, was executed on the date indicated.

27.	It will be presumed that undated proxies and certifications of eligibility otherwise regular are valid.

28.
Where a record owner submits multiple proxies/Certifications/ballots, the most recent submission before the polls close will be presumed valid, to be determined by the date on the proxy/Certification/ballot, or in the case of multiple proxies/Certifications/ballots executed of even date by the most recent postmark or other similarly verifiable transmission date and time.

29.
Where a proxy/Certification/ballot is legibly signed by a record owner, it will be presumed valid even if the proxy/Certification/ballot indicates no number of shares, no printed or stenciled name or address, or states any such information incorrectly, in which case the number of shares shown on the corporate records shall control.

30.	Unless otherwise expressly indicated to the contrary, a proxy/Certification/ballot will be presumed as intended to vote all the shares of the record owner submitting the proxy/Certification/ballot.

31.
It is presumed that Nominees will comply with applicable laws, including SEC rules for obtaining and reporting votes cast by the beneficial owners, by:  (a) correctly identifying each beneficial owner as of the Record Date; (b) correctly computing the number of shares held by each as of the Record Date; (c) taking all reasonable and customary steps to communicate with each beneficial owner; (d) accurately tabulating the information transmitted to them from beneficial owners; and (e) truthfully and accurately reporting that tabulation on an omnibus proxy.

32.	Proxies/Certifications/ballots transmitted by telegram, telex, telecopy or similar conveyance will be presumed valid, so long as they conform to the content of the relevant proxy/Certification/ballot.

33.	It will be presumed that proxies/Certifications/ballots were not signed by persons who suffer a legal disability of any kind or under fraudulent or coercive circumstances.

34.	It will be presumed that people who appear to vote in person are who they say they are, and are not impostors impersonating record shareholders.

35.	Notwithstanding any other provision herein:

(a)
All proxies/Certifications/ballots received from a Nominee will be counted, provided that (1) the total number of shares represented by such proxies/Certifications/ballots does not exceed the sum of (A) the total number of shares registered in the name of such Nominee plus (B) the total number of shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the shares held for its account, (2) no specific language has been added to any proxy/Certification/ballot, aside from the printed language on the proxy/Certification/ballot form, expressly revoking any prior proxy or proxies/Certifications/ballots solicited by the same party, but any such revocation shall be given effect, and (3) a later dated proxy/Certification/ballot bearing one account number or other identifying number or symbol will revoke any earlier dated proxy/Certification/ballot which bears the same account number or other identifying number or symbol and shares.

(b)
Except as provided in the following sentence, where the total number of shares represented by proxies submitted by a single Nominee exceeds the sum of (A) the total number of shares registered in the name of such Nominee plus (B) the total number of shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the shares held for its account, the Inspector shall endeavor to procure an explanation for the overvote, as expeditiously as possible, and after receiving and considering such information the Inspector shall determine the manner in which the proxies/Certifications/ballots shall be voted.  Notwithstanding anything herein stated, in the event of such an overvote, if all of such proxies/Certifications/ballots submitted by a single Nominee are in favor of, or against, authorization of the proposed amendment, such proxies/Certifications/ballots shall be deemed valid for a number of shares equal to the sum of (A) the total number of shares registered in the name of such Nominee plus (B) the total number of shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the shares held for its account.

(c)	A Nominee proxy/Certification/ballot may be signed in the name of the Nominee as registered, without requiring the signature of an individual as a partner or as an officer.

36.
Notwithstanding anything herein contained, in the absence of other ambiguity, as determined by the Inspector, a Nominee proxy which does not specify a designated number of Common Shares shall be valid for the sum of (A) the total number of Common Shares registered in the name of such Nominee and (B) the total number of Common Shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the Common Shares held for its account.

37.
The truth and accuracy of any Certification used as the basis for making any calculation hereunder for the Meeting may be challenged by evidence deemed competent and reliable by the Inspector which is timely submitted prior to the certification of the vote, in which case the eligibility of any share to be voted will be determined by the Inspector as provided below.  Besides any such extrinsic evidence mentioned in the preceding sentence or elsewhere herein, if the classification of a share as “interested” or as not “interested” is called into question by a timely challenge supported by competent and reliable evidence, the Inspector shall undertake such inquiry as the Inspector deems appropriate to resolve the matter in the light of the applicable Sections of the Minnesota Business Corporation Act, the books and records of the Company, and this Memorandum, unless otherwise provided by Minnesota law.  All challenges, regardless of nature, are to be determined by the Inspector.  The Company will request the Inspector to conduct the review and tabulation of proxies as expeditiously as possible so that the results of the vote may be determined at the earliest practicable date.  Any matter not expressly covered by this Memorandum shall be dealt with in accordance with Minnesota law.

Schedule A

FORM OF CERTIFICATION AS TO ELIGIBILITY TO VOTE

As described in the Proxy Statement, the Minnesota Control Share Acquisition Act and the Minnesota Business Corporation Act require that the proposed amendment to the Amended and Restated Articles of Incorporation of the Company, as amended, be approved by a vote that includes the majority of voting power of all shares entitled to vote, excluding any “interested shares” as that term is defined in the Minnesota Business Corporation Act.  Any terms used but not defined herein shall have the meaning assigned to them in the Proxy Statement.  For purposes of the Minnesota Business Corporation Act, “interested shares” means any shares of Common Stock or Series A Convertible Preferred Stock in respect of which any of the following persons may exercise or direct the exercise of the voting power, or exercise or direct the exercise of the power to dispose of such shares:

1.	WCR, LLC or any of its affiliates;

2.	Any officer of the Company elected or appointed by the directors of the Company; or

3.	Any employee of the Company who is also a director of the Company.

As of the date upon which the undersigned executes this proxy card, the undersigned hereby certifies that the shares being voted pursuant to this proxy card are:

(Please mark only one box)

[ ]	not “interested shares” as defined in the Minnesota Business Corporation Act

                                OR

[ ]	“interested shares” as defined in the Minnesota Business Corporation Act.

If (i) no box is checked indicating whether shares covered by this proxy card are “interested shares” or (ii) both of the above-boxes are checked, the shares covered by this proxy will be deemed to be “interested shares” and therefore ineligible to vote in connection with the Second Approval, as described in the Proxy Statement.

By signing on the reverse side, you:  (a) instruct that the shares covered by this proxy card be voted as marked on the front side; and (b) certify whether or not your shares are “interested shares” as defined in the Minnesota Business Corporation Act.

Vote your shares by completing, signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided.  The Board of Directors is expressing no opinion or recommendation on the proposal.  Please be sure to complete the certification included on the reverse side of the proxy card and to mark the appropriate box indicating whether you are a holder of interested shares.

If you have any questions, or need any assistance in voting your shares or determining whether you are a holder of interested shares, please contact Paul D. Chestovich of Maslon Edelman Borman & Brand, LLP, counsel to the Company, at (612) 672-8305.  If your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions.  Accordingly, please follow the instructions provided by your bank or broker in order to vote your shares and provide your certification.

Exhibit C

302A.671  CONTROL SHARE ACQUISITIONS.

Subdivision 1.  Application.  (a) Unless otherwise expressly provided in the articles or in bylaws approved by the shareholders of an issuing public corporation, this section applies to a control share acquisition. A shareholder's proposal to amend the corporation's articles or bylaws to cause this section to be inapplicable to the corporation requires the vote set forth in subdivision 4a, paragraph (b), in order for it to be effective, unless it is approved by a committee of the board comprised solely of directors who:

(1) are neither officers nor employees of, nor were during the five years preceding the formation of the committee officers or employees of, the corporation or a related organization;

(2) are neither acquiring persons nor affiliates or associates of an acquiring person;

(3) were not nominated for election as directors by an acquiring person or an affiliate or associate of an acquiring person; and

(4) were directors at the time an acquiring person became an acquiring person or were nominated, elected, or recommended for election as directors by a majority of those directors.

(b) The shares of an issuing public corporation acquired by an acquiring person in a control share acquisition that exceed the threshold of voting power of any of the ranges specified in subdivision 2, paragraph (d), shall have only the voting rights as shall be accorded to them pursuant to subdivision 4a.

Subd. 2.  Information statement.  An acquiring person shall deliver to the issuing public corporation at its principal executive office an information statement containing all of the following:

(a) the identity and background of the acquiring person, including the identity and background of each member of any partnership, limited partnership, syndicate, or other group constituting the acquiring person, and the identity and background of each affiliate and associate of the acquiring person, including the identity and background of each affiliate and associate of each member of such partnership, syndicate, or other group; provided, however, that with respect to a limited partnership, the information need only be given with respect to a partner who is denominated or functions as a general partner and each affiliate and associate of the general partner;

(b) a reference that the information statement is made under this section;

(c) the number and class or series of shares of the issuing public corporation beneficially owned, directly or indirectly, before the control share acquisition by each of the persons identified pursuant to paragraph (a);

(d) the number and class or series of shares of the issuing public corporation acquired or proposed to be acquired pursuant to the control share acquisition by each of the persons identified pursuant to paragraph (a) and specification of which of the following ranges of voting power in the election of directors that, except for this section, resulted or would result from consummation of the control share acquisition:

(1) at least 20 percent but less than 33-1/3 percent;

(2) at least 33-1/3 percent but less than or equal to 50 percent;

(3) over 50 percent; and

(e) the terms of the control share acquisition or proposed control share acquisition, including, but not limited to, the source of funds or other consideration and the material terms of the financial arrangements for the control share acquisition; plans or proposals of the acquiring person (including plans or proposals under consideration) to (1) liquidate or dissolve the issuing public corporation, (2) sell all or a substantial part of its assets, or merge it or exchange its shares with any other person, (3) change the location of its principal place of business or its principal executive office or of a material portion of its business activities, (4) change materially its management or policies of employment, (5) change materially its charitable or community contributions or its policies, programs, or practices relating thereto, (6) change materially its relationship with suppliers or customers or the communities in which it operates, or (7) make any other material change in its business, corporate structure, management or personnel; and other objective facts as would be substantially likely to affect the decision of a shareholder with respect to voting on the control share acquisition.

If any material change occurs in the facts set forth in the information statement, including but not limited to any material increase or decrease in the number of shares of the issuing public corporation acquired or proposed to be acquired by the persons identified pursuant to paragraph (a), the acquiring person shall promptly deliver to the issuing public corporation at its principal executive office an amendment to the information statement containing information relating to the material change. An increase or decrease or proposed increase or decrease equal, in the aggregate for all persons identified pursuant to paragraph (a), to one percent or more of the total number of outstanding shares of any class or series of the issuing public corporation shall be deemed “material” for purposes of this paragraph; an increase or decrease or proposed increase or decrease of less than this amount may be material, depending upon the facts and circumstances.

Subd. 3.  Meeting of shareholders.  If the acquiring person so requests in writing at the time of delivery of an information statement pursuant to subdivision 2, and has made, or has made a bona fide written offer to make, a control share acquisition and gives a written undertaking to pay or reimburse the issuing public corporation's expenses of a special meeting, except the expenses of the issuing public corporation in opposing according voting rights with respect to shares acquired or to be acquired in the control share acquisition, within ten days after receipt by the issuing public corporation of the information statement, a special meeting of the shareholders of the issuing public corporation shall be called pursuant to section 302A.433, subdivision 1, for the sole purpose of considering the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to the control share acquisition. The special meeting shall be held no later than 55 days after receipt of the information statement and written undertaking to pay or reimburse the issuing public corporation's expenses of the special meeting, unless the acquiring person agrees to a later date. If the acquiring person so requests in writing at the time of delivery of the information statement, (1) the special meeting shall not be held sooner than 30 days after receipt by the issuing public corporation of the information statement and (2) the record date for the meeting must be at least 30 days prior to the date of the meeting. If no request for a special meeting is made, consideration of the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to the control share acquisition shall be presented at the next special or annual meeting of the shareholders of which notice has not been given, unless prior thereto the matter of the voting rights becomes moot. The issuing public corporation is not required to have the voting rights to be accorded to shares acquired or to be acquired according to a control share acquisition considered at the next special or annual meeting of the shareholders unless it has received the information statement and documents required by subdivision 4 at least 55 days before the meeting. The notice of the meeting shall at a minimum be accompanied by a copy of the information statement (and a copy of any amendment to the information statement previously delivered to the issuing public corporation) and a statement disclosing that the board of the issuing public corporation recommends approval of, expresses no opinion and is remaining neutral toward, recommends rejection of, or is unable to take a position with respect to according voting rights to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired in the control share acquisition. The notice of meeting shall be given at least ten days prior to the meeting. Any amendments to the information statement received after mailing of the notice of the meeting must be mailed promptly to the shareholders by the issuing public corporation.

Subd. 4.  Financing.  Notwithstanding anything to the contrary contained in this chapter, no call of a special meeting of the shareholders of the issuing public corporation shall be made pursuant to subdivision 3 and no consideration of the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to a control share acquisition shall be presented at any special or annual meeting of the shareholders of the issuing public corporation unless at the time of delivery of the information statement pursuant to subdivision 2, the acquiring person shall have entered into, and shall deliver to the issuing public corporation a copy or copies of, a definitive financing agreement or definitive financing agreements, with one or more responsible financial institutions or other entities having the necessary financial capacity, for any financing of the control share acquisition not to be provided by funds of the acquiring person. A financing agreement is not deemed not definitive for purposes of this subdivision solely because it contains conditions or contingencies customarily contained in term loan agreements with financial institutions.

Subd. 4a.  Voting rights.  (a) Shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition shall have the same voting rights as other shares of the same class or series only if approved by resolution of shareholders of the issuing public corporation at a special or annual meeting of shareholders pursuant to subdivision 3.

(b) The resolution of shareholders must be approved by (1) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote including all shares held by the acquiring person, and (2) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote excluding all interested shares. A class or series of shares of the issuing public corporation is entitled to vote separately as a class or series if any provision of the control share acquisition would, if contained in a proposed amendment to the articles, entitle the class or series to vote separately as a class or series.

(c) To have the voting rights accorded by approval of a resolution of shareholders, any proposed control share acquisition not consummated prior to the time of the shareholder approval must be consummated within 180 days after the shareholder approval.

(d) Any shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition that do not have voting rights accorded to them by approval of a resolution of shareholders shall regain their voting rights upon transfer to a person other than the acquiring person or any affiliate or associate of the acquiring person unless the acquisition of the shares by the other person constitutes a control share acquisition, in which case the voting rights of the shares are subject to the provisions of this section.

Subd. 5.  Rights of action.  An acquiring person, an issuing public corporation, and shareholders of an issuing public corporation may sue at law or in equity to enforce the provisions of this section and section 302A.449, subdivision 7.

Subd. 6.  Redemption.  Unless otherwise expressly provided in the articles or in bylaws approved by the shareholders of an issuing public corporation, the issuing public corporation shall have the option to call for redemption all but not less than all shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition, at a redemption price equal to the market value of the shares at the time the call for redemption is given, in the event (1) an information statement has not been delivered to the issuing public corporation by the acquiring person by the tenth day after the control share acquisition, or (2) an information statement has been delivered but the shareholders have voted not to accord voting rights to such shares pursuant to subdivision 4a, paragraph (b). The call for redemption shall be given by the issuing public corporation within 30 days after the event giving the issuing public corporation the option to call the shares for redemption and the shares shall be redeemed within 60 days after the call is given.

History: 1984 c 488 s 18; 1Sp1985 c 5 s 19; 1986 c 431 s 2; 1Sp1987 c 1 s 24; 1988 c 692 s 12-16; 1989 c 172 s 8; 1993 c 17 s 52; 1997 c 10 art 1 s 30; 1999 c 85 art 1 s 15.

Other Pertinent Provisions of the Minnesota Business Corporation Act
(Chapter 302A of the Minnesota Statutes)

302A.011  DEFINITIONS.

Subd. 37.  Acquiring person.  “Acquiring person” means a person that makes or proposes to make a control share acquisition. When two or more persons act as a partnership, limited partnership, syndicate, or other group pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise for the purposes of acquiring, owning, or voting shares of an issuing public corporation, all members of the partnership, syndicate, or other group constitute a “person.”

“Acquiring person” does not include (a) a licensed broker/dealer or licensed underwriter who (1) purchases shares of an issuing public corporation solely for purposes of resale to the public and (2) is not acting in concert with an acquiring person, or (b) a person who becomes entitled to exercise or direct the exercise of a new range of voting power within any of the ranges specified in section 302A.671, subdivision 2, paragraph (d), solely as a result of a repurchase of shares by, or recapitalization of, the issuing public corporation or similar action unless (1) the repurchase, recapitalization, or similar action was proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the person or any affiliate or associate of the person or (2) the person thereafter acquires beneficial ownership, directly or indirectly, of outstanding shares entitled to vote of the issuing public corporation and, immediately after the acquisition, is entitled to exercise or direct the exercise of the same or a higher range of voting power under section 302A.671, subdivision 2, paragraph (d), as the person became entitled to exercise as a result of the repurchase, recapitalization, or similar action.

Subd. 38.  Control share acquisition.  “Control share acquisition” means an acquisition, directly or indirectly, by an acquiring person of beneficial ownership of shares of an issuing public corporation that, except for section 302A.671, would, when added to all other shares of the issuing public corporation beneficially owned by the acquiring person, entitle the acquiring person, immediately after the acquisition, to exercise or direct the exercise of a new range of voting power within any of the ranges specified in section 302A.671, subdivision 2, paragraph (d), but does not include any of the following:

(a) an acquisition before, or pursuant to an agreement entered into before, August 1, 1984;

(b) an acquisition by a donee pursuant to an inter vivos gift not made to avoid section 302A.671 or by a distributee as defined in section 524.1-201, clause (10);

(c) an acquisition pursuant to a security agreement not created to avoid section 302A.671;

(d) an acquisition under sections 302A.601 to 302A.661, if the issuing public corporation is a party to the transaction;

(e) an acquisition from the issuing public corporation;

(f) an acquisition for the benefit of others by a person acting in good faith and not made to avoid section 302A.671, to the extent that the person may not exercise or direct the exercise of the voting power or disposition of the shares except upon the instruction of others;

(g) an acquisition pursuant to a savings, employee stock ownership, or other employee benefit plan of the issuing public corporation or any of its subsidiaries, or by a fiduciary of the plan acting in a fiduciary capacity pursuant to the plan; or

(h) an acquisition pursuant to an offer to purchase for cash pursuant to a tender offer, or to exchange for stock pursuant to an exchange offer, all shares of the voting stock of the issuing public corporation:

(1) that has been approved by a majority vote of the members of a committee composed solely of one or more disinterested members of the board of the issuing public corporation formed pursuant to section 302A.673, subdivision 1, paragraph (d), before the commencement of, or the public announcement of the intent to commence, the tender or exchange offer; and

(2) pursuant to which the acquiring person will become the owner of over 50 percent of the voting stock of the issuing public corporation outstanding at the time of the transaction.

For purposes of this subdivision, shares beneficially owned by a plan described in clause (g), or by a fiduciary of a plan described in clause (g) pursuant to the plan, are not deemed to be beneficially owned by a person who is a fiduciary of the plan.

Subd. 39.  Issuing public corporation.  “Issuing public corporation” means either: (1) a publicly held corporation that has at least 50 shareholders; or (2) any other corporation that has at least 100 shareholders, provided that if, before January 1, 1998, a corporation that has at least 50 shareholders elects to be an issuing public corporation by express amendment contained in the articles or bylaws, including bylaws approved by the board, that corporation is an issuing public corporation if it has at least 50 shareholders.

Subd. 40.  Publicly held corporation.  “Publicly held corporation” means a corporation that has a class of equity securities registered pursuant to section 12, or is subject to section 15(d), of the Securities Exchange Act of 1934.

Subd. 41.  Beneficial owner; beneficial ownership.  (a) “Beneficial owner,” when used with respect to shares or other securities, includes, but is not limited to, any person who, directly or indirectly through any written or oral agreement, arrangement, relationship, understanding, or otherwise, has or shares the power to vote, or direct the voting of, the shares or securities or has or shares the power to dispose of, or direct the disposition of, the shares or securities, except that:

(1) a person shall not be deemed the beneficial owner of shares or securities tendered pursuant to a tender or exchange offer made by the person or any of the person's affiliates or associates until the tendered shares or securities are accepted for purchase or exchange; and

(2) a person shall not be deemed the beneficial owner of shares or securities with respect to which the person has the power to vote or direct the voting arising solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Securities Exchange Act of 1934 and is not then reportable under that act on a Schedule 13D or comparable report, or, if the corporation is not subject to the rules and regulations under the Securities Exchange Act of 1934, would have been required to be made and would not have been reportable if the corporation had been subject to the rules and regulations.

(b) “Beneficial ownership” includes, but is not limited to, the right to acquire shares or securities through the exercise of options, warrants, or rights, or the conversion of convertible securities, or otherwise. The shares or securities subject to the options, warrants, rights, or conversion privileges held by a person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares or securities of the class or series owned by the person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class or series owned by any other person. A person shall be deemed the beneficial owner of shares and securities beneficially owned by any relative or spouse of the person or any relative of the spouse, residing in the home of the person, any trust or estate in which the person owns ten percent or more of the total beneficial interest or serves as trustee or executor or in a similar fiduciary capacity, any organization in which the person owns ten percent or more of the equity, and any affiliate of the person.

(c) When two or more persons act or agree to act as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, owning, or voting shares or other securities of a corporation, all members of the partnership, syndicate, or other group are deemed to constitute a “person” and to have acquired beneficial ownership, as of the date they first so act or agree to act together, of all shares or securities of the corporation beneficially owned by the person.

Exhibit D

WCR ACQUISITION, INC.

5425 Wisconsin Avenue, Suite 701
Chevy Chase, MD 20815

March 1, 2010

VIA EMAIL AND FEDERAL EXPRESS

Mr. John Quandahl
Chief Executive Officer
Western Capital Resources, Inc.
11550 "I" Street, Suite 150
Omaha, Nebraska 68137

RE: Information Relating to the February 23, 2010 Stock Purchase and Sale Agreement.

Dear Mr. Quandahl:

I am writing you on behalf of WCR Acquisition, Inc. (the "Buyer")[1] in connection with the February 23, 2010 Stock Purchase and Sale Agreement (the "Agreement") by and between the Buyer and WERCS, a Wyoming corporation (the "Seller"). Pursuant to the Agreement, the Buyer is proposing to purchase 10,000,000 shares of the Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred"), of Western Capital Resources, Inc., a Minnesota corporation (the "Company"), and 1,125,000 shares of the Company's Common Stock, no par value per share (the "Common Stock," and collectively with the shares of Series A Preferred, the "Shares"), which represents approximately 61.8% of the outstanding voting shares of the Company.

As you know, absent any change to the constituent documents of the Company, the Buyer's proposed acquisition of the Shares could constitute a "control share acquisition" under applicable Minnesota statutes. As a result of this possible classification, before the Buyer can obtain voting rights to the Shares, either (i) the Company's Articles of Incorporation (the "Articles") will need to be amended to "opt out" of the provisions of the Minnesota Control Share Acquisition Act (Minn. Stat. § 302A.671) (the "Control Share Act") so that the Control Share Act will not apply to the Company, or (ii) the transactions contemplated by the Agreement will need to be approved by a majority of shareholders who do not own "Interested Shares" as defined under the Control Share Act at a special meeting of the shareholders following the submission of an "information statement" to the Company pursuant to Subdivision 2 of the Control Share Act.

It is our understanding and expectation that the Company's Articles will be amended to "opt out" of the Control Share Act so that it is inapplicable to the Company. Notwithstanding this anticipated action, and although we are under no obligation to provide the Company an Information Statement under Subdivision 2 of the Control Share Act in connection with the approval of the transactions contemplated by the

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[1] WCR Acquisition, Inc. intends to assign its rights and obligations under the Agreement to an affiliate, WCR, LLC, which has an identical ownership structure as WCR Acquisition, Inc. As used herein, the term "Buyer" shall refer to whichever "WCR" entity is the ultimate purchaser of the Shares under the Agreement.

524272.03

Agreement, we are hereby providing, for disclosure purposes only, certain information that would otherwise be required to be included in an Information Statement pursuant to the Control Share Act.

Each of Blackstreet Capital Partners (AI) II, L.P., Blackstreet Capital Partners (QP) II, L.P., both of which are Delaware limited partnerships (collectively, "BCP II"), and Blackstreet Capital Advisors II, LLC, a Delaware limited liability company ("BCA II"), is a member of the Buyer. BCP II comprises two funds with approximately $105 million in capital and/or firm capital commitments and a $15 million credit facility. BCA II is the general partner of each of the two entities that comprise BCP II. The managing member of BCA II is Murry Gunty, an individual. After the Closing Date (as defined in the Agreement), it is anticipated that BCP II will exercise voting and investment control over the Buyer.

Prior to the Closing Date, neither the Buyer, BCP II, BCA II nor any affiliate or associate thereof will beneficially own, directly or indirectly, any shares of any class of common or preferred stock issued by the Company. If the transactions contemplated by the Agreement are consummated, then the Buyer will beneficially own 10,000,000 shares of the Company's Series A Preferred and 1,125,000 shares of the Company's Common Stock, and will exercise voting power (in the election of directors and otherwise) over approximately 61.8% of the outstanding voting shares of the Company.

As previously discussed, BCP II comprises two funds with approximately $105 million in capital and/or firm capital commitments and a $15 million credit facility. As a result, the Buyer currently has access to sufficient funds with which to purchase the Shares in accordance with the terms of the Agreement. The Buyer anticipates purchasing the Shares in cash.

In the event any material change occurs in the facts set forth in this letter, including but not limited to any material increase or decrease in the number of shares of the Company acquired or proposed to be acquired by the Buyer, then the Buyer will use commercially reasonable efforts to update the information in this letter.

After reviewing this information, please do not hesitate to contact me with any questions or comments regarding the Agreement or the transactions contemplated thereby.

Best Regards,

Angel Donchev

Angel Donchev
Vice President

cc: Alan Noskow (via e-mail)
Paul Chestovich (via e-mail)

2

524272.03

[FORM OF PROXY — FRONT]

WESTERN CAPITAL RESOURCES, INC.
SPECIAL MEETING OF SHAREHOLDERS ― March 29, 2010

This Proxy is solicited on behalf of the Board of Directors of Western Capital Resources, Inc. (the “Company”).  The undersigned hereby appoints John Quandahl and Mark Houlton, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of the Company which the undersigned shall be entitled to vote at the Special Meeting of Shareholders of the Company, to be held at the Company’s headquarters at 11550 “I” Street, Suite 150, Omaha, Nebraska, on Monday, March 29, 2010, at 8:30 a.m. local time, and at any adjournments thereof, hereby revoking any and all proxies heretofore given.  The undersigned hereby authorizes and directs said Proxy holders to vote all of the shares represented by this Proxy as follows, with the understanding that if no directions are given below for any proposal, said shares will be voted ABSTAIN on the proposal:

1.
To approve a proposed amendment to the Amended and Restated Articles of Incorporation of the Company, as amended, to make inapplicable to the Company the Minnesota Control Share Acquisition Act, Section 302A.671 of the Minnesota Business Corporation Act.

[   ]  FOR                                [   ]  AGAINST                                [   ]  ABSTAIN

The Board of Directors of the Company has determined to express no opinion or recommendation with respect to the proposal.

     Signatures(s):                                                                                                  Date:

Note:  Please sign your name exactly as it appears above.  Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.  If signing on behalf of a corporation, please sign in full corporate name by the president or other authorized officers(s).  If signing on behalf of a partnership, please sign in full partnership name by authorized person(s).

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be held on March 29, 2010:  the Notice of Special Meeting of Shareholders and Proxy Statement are available on our website at               .

Please be sure to read the certification included on the reverse side of this proxy card and to mark the appropriate box indicating whether you are a holder of “interested shares.”

(Continued on reverse side)

As described in the Proxy Statement accompanying this Proxy, the Minnesota Control Share Acquisition Act and the Minnesota Business Corporation Act require that proposal be approved by a vote that includes the majority of voting power of all shares entitled to vote, excluding any “interested shares” as that term is defined in the Minnesota Business Corporation Act.  For purposes of the Minnesota Business Corporation Act, “interested shares” means any shares of Common Stock or Series A Convertible Preferred Stock in respect of which any of the following persons may exercise or direct the exercise of the voting power, or exercise or direct the exercise of the power to dispose of such shares:

1.	WCR, LLC or any of its affiliates;
2.	Any officer of the Company elected or appointed by the directors of the Company; or
3.	Any employee of the Company who is also a director of the Company.

As of the date upon which the undersigned executes this proxy card, the undersigned hereby certifies that the shares being voted pursuant to this proxy card are:

(Please mark only one box)

[ ]	not “interested shares” as defined in the Minnesota Business Corporation Act

OR

[ ]	“interested shares” as defined in the Minnesota Business Corporation Act.

If (i) no box is checked indicating whether shares covered by this Proxy are “interested shares” or (ii) both of the above-boxes are checked, the shares covered by this Proxy will be deemed to be “interested shares” and therefore ineligible to vote in connection with the Second Approval, as described in the Proxy Statement.

By signing on the front side, you:  (a) instruct that the shares covered by this proxy card be voted as marked on the front side; and (b) certify whether or not your shares are “interested shares” as defined in the Minnesota Business Corporation Act, as indicated on this reverse side.

Vote your shares by completing, signing, dating and mailing the Proxy in the postage-paid envelope provided.  The Board of Directors is expressing no opinion or recommendation on the proposal.

If you have any questions, or need any assistance in voting your shares or determining whether you are a holder of interested shares, please contact Paul D. Chestovich of Maslon Edelman Borman & Brand, LLP, counsel to the Company, at (612) 672-8305.  If your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions.  Accordingly, please follow the instructions provided by your bank or broker in order to vote your shares and provide your certification.